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                                                                 EXHIBIT 10.2(a)

                         RECEIVABLES PURCHASE AGREEMENT


                                      AMONG

                               MBI LIMITED/LIMITEE
                      IN ITS CAPACITY AS GENERAL PARTNER OF
                                  SMURFIT-MBI,
                         AN ONTARIO LIMITED PARTNERSHIP


                                       AND


                      COMPUTERSHARE TRUST COMPANY OF CANADA
                          IN ITS CAPACITY AS TRUSTEE OF
                            KING STREET FUNDING TRUST


                                       AND


                               SCOTIA CAPITAL INC.

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                                TABLE OF CONTENTS

                                                                                PAGE
ARTICLE 1    AMOUNTS AND TERMS OF THE PURCHASES .................................. 1
     Section 1.1       Purchase Facility ......................................... 1
     Section 1.2       Purchase of Receivables; Payment of the Purchase Price .... 2
     Section 1.3       Conveyance and Identification of Purchased Receivables .... 3
     Section 1.4       Settlement Procedures ..................................... 6
     Section 1.5       Fees ......................................................12
     Section 1.6       Payments and Computations, Etc ............................12
     Section 1.7       Dividing or Combining Portions of Capital .................13
     Section 1.8       Increased Costs ...........................................13
     Section 1.9       Requirements of Law .......................................14
     Section 1.10      Assignment ................................................15
     Section 1.11      Optional Purchase .........................................16

ARTICLE 2    REPRESENTATIONS AND WARRANTIES; COVENANTS; ..........................16
     Section 2.1       Representations and Warranties; Covenants .................16
     Section 2.2       Termination Events ........................................17

ARTICLE 3    INDEMNIFICATION .....................................................17
     Section 3.1       Indemnities by the Seller .................................17

ARTICLE 4    ADMINISTRATION AND COLLECTIONS ......................................20
     Section 4.1       Appointment of Servicer ...................................20
     Section 4.2       Duties of Servicer ........................................21
     Section 4.3       Enforcement Rights ........................................22
     Section 4.4       Responsibilities of the Seller ............................23
     Section 4.5       Servicing Fee .............................................24
     Section 4.6       Obligations of Administrator ..............................24

ARTICLE 5    MISCELLANEOUS .......................................................25
     Section 5.1       Amendments, Etc ...........................................25
     Section 5.2       Notices, Etc ..............................................25
     Section 5.3       Assignability .............................................25
     Section 5.4       Legal Costs and Taxes .....................................26
     Section 5.5       No Proceedings; Limitation on Payments ....................27
     Section 5.6       Confidentiality ...........................................27
     Section 5.7       Governing Law and Jurisdiction ............................28
     Section 5.8       Execution in Counterparts .................................28
     Section 5.9       Survival of Termination ...................................28
     Section 5.10      Entire Agreement ..........................................28
     Section 5.11      Headings ..................................................29
     Section 5.12      Issuer's Liabilities ......................................29

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                         RECEIVABLES PURCHASE AGREEMENT

     THIS RECEIVABLES PURCHASE AGREEMENT is made as of the 30th day of March, 2004 between MBI LIMITED/LIMITEE, in its capacity as General Partner of SMURFIT-MBI, an Ontario limited partnership, as seller (the "SELLER") and as initial servicer (the "SERVICER"), COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company carrying on business in the Province of Ontario, in its capacity as trustee (in such capacity, together with its successors and permitted assigns in such capacity, the "ISSUER"), of KING STREET FUNDING TRUST, a trust established under the laws of the Province of Ontario (the "TRUST") and SCOTIA CAPITAL INC., an Ontario corporation, ("SCOTIA CAPITAL"), as administrator of the Issuer (in such capacity, together with its successors and permitted assigns in such capacity, the "ADMINISTRATOR").

     PRELIMINARY STATEMENTS. Certain terms that are capitalized and used throughout this Agreement are defined in EXHIBIT I to this Agreement. References in the Exhibits hereto to "the Agreement" refer to this Agreement, as amended, modified or supplemented from time to time.

     The Seller desires to sell, transfer and assign Receivables, and the Issuer desires to acquire such Receivables from time to time, on and subject to the terms and conditions of this Agreement.

     The Servicer has agreed to carry out the duties and responsibilities of the Servicer under this Agreement.

     In consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE 1
                       AMOUNTS AND TERMS OF THE PURCHASES

SECTION 1.1  PURCHASE FACILITY

     (a) On the terms and conditions hereinafter set forth, the Issuer hereby agrees to purchase and the Seller hereby agrees to sell Eligible Receivables and the Related Security pursuant to SECTION 1.2(a) PROVIDED, that nothing herein shall be deemed or construed as a commitment by the Issuer to fund a purchase or a Cash Purchase Price payment in respect of the Purchased Interest solely through the issuance of Notes, it being acknowledged and agreed that such funding through the issuance of Notes rather than through other means is, and shall continue to be, wholly discretionary on the part of the Issuer. Under no circumstances shall the Issuer make any payment in respect of a purchase or a payment of the Cash Purchase Price of the Purchased Interest if, after giving effect thereto (i) the aggregate outstanding Capital would exceed the Facility Limit or (ii) the Required Amount

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                                      - 2 -

             would exceed the Net Receivables Pool Balance, in each case, after giving effect to such payment.

     (b) The Seller may, upon at least 45 days' notice to the Administrator, terminate the purchase facility provided in this SECTION 1.1 in whole (but not in part).

SECTION 1.2  PURCHASE OF RECEIVABLES; PAYMENT OF THE PURCHASE PRICE

     (a) The purchase of Eligible Receivables and the Related Security shall be made upon the Seller's irrevocable written notice, in substantially the form of Annex B, delivered to the Administrator in accordance with SECTION 5.2 (which notice must be received by the Administrator prior to 11:00 a.m., Toronto time) on or before the requested purchase date, which notice shall specify (A) the amount requested to be paid to the Seller (such amount being the initial "CASH PURCHASE PRICE" of the Purchased Interest) and (B) the date of such purchase (which shall be a Business Day).

     (b) Prior to the Termination Date, the Seller may, on the last day of any Settlement Period following the date of purchase under SECTION 1.2(a), request the Issuer to pay an additional amount to the Seller in respect of the Cash Purchase Price of the Purchased Interest; PROVIDED, HOWEVER that the amount of any additional Cash Purchase Price requested by the Seller shall not (i) be greater than the excess of the Facility Limit over the then outstanding Capital or (ii) result in the Required Amount (after giving effect to payment of the requested additional Cash Purchase Price) being greater than the Net Receivables Pool Balance as of the close of business on the Business Day immediately preceding the requested date of payment. Each request by the Seller for payment of an additional Cash Purchase Price shall be made upon the Seller's irrevocable written notice, in substantially the form of Annex B, delivered to the Administrator in accordance with SECTION 5.2 (which notice must be received by the Administrator prior to 11:00 a.m., Toronto time) at least four Business Days prior to the requested payment date, which notice shall specify (A) the amount of the additional Cash Purchase Price requested to be paid to the Seller (which shall not be less than $1,000,000 and shall be in an integral multiple of $500,000) and (B) the date of such payment (which shall be a Business Day).

     (c) On the date of purchase or payment with respect to the Cash Purchase Price of the Purchased Interest under SECTION 1.2(a) or
             SECTION 1.2(b), the Issuer shall, upon satisfaction of the applicable conditions set forth in EXHIBIT II hereto, make available to the Seller in same day funds, at the account of the Seller at Royal Bank of Canada, Account #1154475, Transit Number 03212, an amount equal to the Cash Purchase Price then to be paid by the Issuer to the Seller.

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                                      - 3 -

     (d) The purchase price for any portion of the Purchased Interest will be equal to the Outstanding Balance of the Purchased Receivables included in such portion of the Purchased Interest less a discount equal to the amount of the Discount allocable to such portion of the Purchased Interest. Such purchase price will be paid or satisfied by (i) payment by the Issuer of the Capital payable to the Seller on the date of any Cash Purchase Price payment pursuant to SECTION 1.2(a) or SECTION 1.2(b), (ii) payment by the Issuer to the Seller pursuant to SECTION 1.4(b)(iii)(B), of the Collections allocable to the Capital of the Purchased Interest PLUS, in each case, (iii) payment or satisfaction, as provided in this Agreement, of a deferred amount (the "DEFERRED PURCHASE PRICE") equal at any time to the sum at such time of (v) the Loss Reserve, (w) the Dilution Reserve, (x) the excess of the Yield Reserve over the accrued and unpaid Discount and (y) the Servicing Fee Reserve (after giving effect to all payments therefrom in respect of accrued and unpaid Servicing Fees, if any, under SECTION 1.4(d)(i)) and (z) the Unfinanced Interest.

             The Issuer may allocate on a reasonable basis, but in its sole discretion, the amount of the Discount and the Deferred Purchase Price among all Purchased Receivables outstanding based upon the length of time a Purchased Receivable is outstanding and the amount of the Discount.

     (e) Subject to SECTION 1.2(f), SECTION 1.3(b) and SECTION 1.4(d)(iii), on and after the Termination Date, the Deferred Purchase Price shall be payable from Collections of or with respect to the Purchased Interest only after receipt by the Issuer of payment in full of the outstanding Capital, any accrued and unpaid Discount or Servicing Fees and any other amounts payable by the Seller to the Issuer, the Administrator or any other Indemnified Party or Affected Person hereunder.

     (f) On the earlier of the Final Collection Date and the date on which the outstanding Capital, any accrued and unpaid Discount or Servicing Fees and any other amounts payable by the Seller to the Issuer, the Administrator or any other Indemnified Party or Affected Person hereunder has been reduced to zero or paid in full, the Issuer shall satisfy its obligation to pay the outstanding Deferred Purchase Price due to the Seller by assigning, selling and transferring to the Seller all of the Issuer's right, title and interest, if any, in and to the remaining portion of the Purchased Interest acquired by the Issuer from the Seller without any representation or warranty (whether express, implied, statutory, or otherwise), save and except that the Issuer has the power to sell and transfer such Purchased Interest to the Seller and such Purchased Interest is free and clear of any Adverse Claim created by the Issuer.

SECTION 1.3  CONVEYANCE AND IDENTIFICATION OF PURCHASED RECEIVABLES

     (a) Effective immediately at the time that the Issuer pays the initial Cash Purchase Price for the Purchased Interest to the Seller, the Seller hereby sells, assigns and

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                                      - 4 -

             transfers to the Issuer all of the Seller's right, title and interest in and to (i) all Eligible Receivables then existing and all Eligible Receivables created thereafter, (ii) all Related Security with respect to such Eligible Receivables, and (iii) all Collections with respect to, and other proceeds of, such Eligible Receivables and Related Security, all without the need of any instrument or assignment. Notwithstanding the foregoing, all transfers and assignments of Receivables and Related Security shall be deemed to cease on and effective as of the Termination Date if the Seller and the Servicer comply with the provisions of SECTION 1.3(b).

     (b) On the Termination Date, the Servicer shall, in accordance with the procedures specified in this SECTION 1.3(b), identify from amongst the Purchased Receivables existing as of the close of business on the Business Day immediately preceding the Termination Date, Eligible Receivables which, together with all Related Security with respect to such Eligible Receivables, and all Collections with respect to, and other proceeds of, such Eligible Receivables and Related Security, shall, subject to compliance with the provisions of this SECTION 1.3(b), constitute the Purchased Interest on and after the Termination Date. The Eligible Receivables which are to constitute the Purchased Receivables on and after the Termination Date shall be determined by reference to the Trial Balance as of the close of business on the Business Day immediately preceding the Termination Date in accordance with the procedure described in this
             SECTION 1.3(b). The Eligible Receivables which shall constitute Purchased Receivables on and as of the Termination Date shall be identified by proceeding through the Eligible Receivables, (i) first, through the Eligible Receivables for which the Obligors are residents of Canada, and (ii) second, through the Eligible Receivables for which the Obligors are residents of the United States of America, in each case in descending order (highest to lowest) by aggregate Outstanding Balance of such Eligible Receivables, until the Outstanding Balance of Purchased Receivables equals the Required Purchase Amount. Only that portion of the last Eligible Receivable identified as a Purchased Receivable, pursuant to the foregoing procedure, necessary to make the aggregate Outstanding Balance of the Purchased Receivables equal the Required Amount shall constitute a Purchased Receivable. All Eligible Receivables which are identified as Purchased Receivables in accordance with the foregoing procedure, together with all Related Security with respect to such Eligible Receivables, and all Collections with respect to, and other proceeds of, such Eligible Receivables and Related Security, shall, subject to compliance with the provisions of this SECTION 1.3(b), constitute the Purchased Interest on and after the Termination Date. Within six (6) Business Days following the Termination Date (A) the Servicer shall deliver to the Issuer (or its designee) (i) a listing by Obligor setting forth the amount, invoice number, invoice date and due date of each Eligible Receivable identified under this SECTION 1.3(b) (which may be in the form of a computer disk or tape) which Eligible Receivables shall have an Outstanding Balance equal to the Required Amount,

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                                      - 5 -

             and (ii) such additional information as may reasonably be requested by the Administrator and (B) the Seller and, if Smurfit-MBI is the Servicer, the Servicer shall comply with CLAUSE 1(i) of EXHIBIT IV with respect to the Eligible Receivables identified under this
             SECTION 1.3(b). Upon compliance with the provisions of this SECTION 1.3(b) (to the satisfaction of the Administrator, acting reasonably), the Issuer will (x) satisfy its obligation to pay the outstanding Deferred Purchase Price allocable to the Unfinanced Interest by assigning, selling and transferring to the Seller all of the Issuer's right, title and interest, if any, in and to the Unfinanced Interest existing on the Termination Date, and (y) selling, assigning and transferring to the Seller all of the Issuer's right, title and interest in and to all Eligible Receivables and the Related Security (other than the Purchased Interest identified under this SECTION 1.3(b)) arising on and after the Termination Date, in each case, without any representation or warranty (whether express, implied, statutory, or otherwise) save and except that the Issuer has the power to sell and transfer such Unfinanced Interest and such Receivables and Related Security to the Seller and such Unfinanced Interest is free and clear of any Adverse Claim created by the Issuer.

     (c) On and as of the Termination Date and at all times thereafter, the Purchased Interest, if any, that is identified according to and in compliance with the provisions of SECTION 1.3(b) shall be the total Purchased Interest for all purposes of this Agreement, except as required pursuant to SECTION 1.3(d).

     (d)     The Seller acknowledges and agrees that if:

             (i) the Seller or the Servicer (if it is Smurfit-MBI) do not comply with the provisions of SECTION 1.3(b) or the Eligible Receivables identified by the Servicer pursuant to SECTION 1.3(b) shall fail to have an Outstanding Balance greater than or equal to the Required Amount, the Purchased Interest shall continue to include the Unfinanced Interest, the whole of which shall be dealt with in accordance with SECTION 1.4 and without prejudice to any other right or remedy which the Issuer may have against the Seller arising from such non-compliance or failure; and

             (ii) if the Seller and the Servicer (if it is Smurfit-MBI) shall have complied with the provisions of SECTION 1.3(b), and at any time thereafter, the Administrator, the Issuer or the Servicer determines that, as of the Termination Date, the aggregate Outstanding Balance of the Purchased Receivables was, in fact, (through error or otherwise) less than the Required Amount on such date, the Seller shall forthwith pay to the Issuer on demand the amount of the deficiency to be applied as Collections under this Agreement or, with the prior written consent of the Issuer, transfer and assign to the Issuer (i) additional Eligible Receivables, identified from the

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                                      - 6 -

                    Trial Balance according to the procedure described in
                    SECTION 1.3(b) as at a date satisfactory to the Administrator and having an aggregate Outstanding Balance in the amount of such deficiency, (ii) the Related Security with respect to such Eligible Receivables and (iii) all Collections with respect to, and other proceeds of, such Eligible Receivables and Related Security.

SECTION 1.4  SETTLEMENT PROCEDURES

     (a) The Servicer in accordance with the terms of this Agreement shall administer collection of the Purchased Receivables. The Seller shall provide to the Servicer (if other than the Seller) on a timely basis all information needed for such administration, including notice of the occurrence of any Termination Day and current lists or records of and computations with respect to the Purchased Interest.

     (b) The Servicer shall, on each day on which Collections of or with respect to the Purchased Interest are received (or deemed received) by the Seller or Servicer:

             (i) retain for payment to the Issuer, (or at the request of the Administrator, deposit in the Administration Account) out of such Collections, FIRST an amount equal to the Collections allocable to the Yield Reserve and which have not previously been set aside or paid to the Issuer and SECOND, if the Seller is not the Servicer, an amount equal to the unpaid Servicing Fee accrued through such day for the Purchased Interest and which has not previously been paid to the Servicer;

             (ii) subject to SECTION 1.4(f), if such day is not a Termination Day, pay and remit to the Seller in part payment of the Deferred Purchase Price allocable to the Unfinanced Interest portion of the Purchased Interest giving rise to such Collections a portion of such Collections in an amount equal to the portion of the Collections allocable to the Unfinanced Interest;

             (iii) subject to SECTION 1.4(f) and satisfaction of the applicable conditions set forth in Exhibit II, if such day is not a Termination Day, pay and remit to the Seller, on behalf of the Issuer, (A) in part payment of the Deferred Purchase Price allocable to the portion of the Purchased Interest giving rise to such Collections in an amount equal to the sum of (x) the portion of Collections allocable to the Servicing Fee Reserve after giving effect to the payments or allocations made under SECTION 1.4(b)(i) above and (y) the portion of the Collections allocable to the Loss Reserve and the Dilution Reserve, and (B) the balance of such Collections, to the extent allocable to the Capital of the Purchased Interest, in part payment of the purchase price of the portion of the Purchased Interest created since the last day on which Collections were paid by the Issuer (or the Servicer on its behalf) to the

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                                      - 7 -

                    Seller pursuant to this SECTION 1.4(b)(iii)(B); PROVIDED, HOWEVER that if, at the time of any payment pursuant to this
                    SECTION 1.4(b)(iii)(B), the Net Receivables Pool Balance is less than the Required Amount, (i) the Servicer shall pay and remit to the Administration Account (to be applied by the Issuer in reduction of the Capital of the Purchased Interest), first, from Collections described in clause (A) above and, second, from Collections described in clause (B) above, an amount of such Collections as would, after giving effect to such payment and reduction of Capital, result in the Net Receivables Pool Balance being greater than or equal to the Required Amount at such time and any remaining portions of such Collections shall be remitted by the Servicer to the Seller as provided under clauses (A) and (B) above, and (ii) if after giving effect to any such reduction in the Capital of the Purchased Interest under clause (x) above, the Net Receivables Pool Balance is less than the Required Amount, the Seller shall forthwith pay and remit to the Administration Account a cash payment in reduction of the Capital of the Purchased Interest in an amount equal to the amount which when applied in reduction of the Capital of the Purchased Interest will result in the Net Receivables Pool Balance of the Purchased Receivables being greater than or equal to the Required Amount; and

             (iv) if such day is a Termination Day, deposit to the Administration Account the aggregate of the Collections of or with respect to the Purchased Interest (after giving effect to all payments or allocations thereof under SECTION 1.4(b)(i)); PROVIDED that if the Seller is the Servicer, the portion of such Collections allocable to the Servicing Fee Reserve shall be paid to the Seller, and PROVIDED, FURTHER that if such Termination Day is prior to the Termination Date, the portion of Collections allocable to the Unfinanced Interest shall be paid to the Seller and PROVIDED, FURTHER that if amounts are held in or deposited to the Administration Account on any Termination Day and, thereafter, the conditions set forth in SECTION 2 of EXHIBIT II are satisfied or are waived by the Administrator, such amounts shall, to the extent representing Collections allocable to the Capital of the Purchased Interest and to the extent not yet applied to reduce the Capital of the Purchased Interest, be paid in accordance with the preceding PARAGRAPH (iii)(B) on the day of such subsequent satisfaction or waiver of conditions and the balance (other than the portion of such Collections allocable to the accrued and unpaid Discount and Servicing Fees, if any) shall be released to the Seller pursuant to PARAGRAPH
                    (iii)(A).

     (c) The Servicer shall deposit into the Administration Account (or such other account designated by the Administrator) on each Settlement Date the sum of:

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                                      - 8 -

             (i) if such day is not a Termination Day, an amount equal to the lesser of (x) the Collections for the related Collection Period then held for the Issuer pursuant to SECTION 1.4(b)(i) and (y) the sum of (A) the accrued and unpaid Discount and Servicing Fees, if any, for such Settlement Date and (B) any outstanding Negative Carry Amount; plus

             (ii) the Collections held or received by the Servicer for the Issuer pursuant to SECTIONS 1.4(f) AND SECTION 1.11.

             On each Settlement Date (if such day is not a Termination Day), the balance of the Collections held for the Issuer pursuant to SECTION 1.4(b)(i) shall, after giving effect to SECTION 1.4(c)(i), be paid to the Seller in part payment of the Deferred Purchase Price.

     (d) Upon receipt of funds deposited into the Administration Account pursuant to SECTION 1.4(b) or SECTION 1.4(c) with respect to the Purchased Interest, the Administrator shall cause such funds to be distributed or applied as follows:

             (i) on each day that is not a Termination Day, FIRST to the Issuer in payment in full of all accrued and unpaid Discount and SECOND, to the Servicer (payable in arrears on each Settlement Date) in payment of accrued and unpaid Servicing Fees, if any, and THIRD, to the Issuer in reduction of the then outstanding Capital; and

             (ii)   on each day that is a Termination Day:

                    (A) all Dilution Collections deposited to the Administration Account shall be set aside in a separate sub-account of the Administration Account and, unless released to the Seller pursuant to SECTION 1.4(b)(iv), distributed as provided in SECTION 1.4(d)(iii); and

                    (B) the remainder of the Collections deposited in the Administration Account shall be distributed, FIRST to the Issuer in payment of all accrued and unpaid Discount, SECOND, if the Seller is not the Servicer, to the Servicer in payment of all accrued and unpaid Servicing Fees, THIRD, to the Issuer in reduction of the outstanding Capital, FOURTH, if the Capital and accrued Discount have been reduced to zero, and all accrued Servicing Fees payable to the Servicer (if other than the Seller) have been paid in full, to the Issuer, the Administrator and any other Indemnified Party or Affected Person in payment of any other amounts owed thereto by the Seller or the Servicer (if the Servicer is the Seller) under this Agreement; and

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                                      - 9 -

             (iii) on and after the Termination Date, all Dilution Collections on deposit in the Administration Account shall be distributed as follows:

                    (A) on each Settlement Date after the Termination Date and on or before the Final Collection Date an amount equal to the lesser of:

                         (x) the Dilution Collections then on deposit in the Administration Account (after giving effect to all deposits of Dilution Collections to the Administration Account on such date);

                         (y) the excess of (1) the aggregate amount of Dilutions for all Collection Periods ended after the Termination Date over (2) the aggregate amount of Dilution Collections paid to the Issuer pursuant to this SECTION 1.4(d)(iii) on all prior Settlement Dates, and

                         (z) the sum of the then unpaid Capital, the accrued and unpaid Discount or Servicing Fees and the other amounts payable or owing by the Seller or the Servicer (if it is Smurfit-MBI or an Affiliate of the Seller) under this Agreement to the Issuer, the Administrator or any other Indemnified Party or Affected Person (after giving effect to all distributions in respect thereof on such date pursuant to SECTION 1.4(d)(ii)), shall be distributed to and applied in the order specified in SECTION 1.4(d)(ii)(B); and

                    (B) on the Final Collection Date the balance of the Dilution Collections, if any, on deposit in the Administration Account (after giving effect to all payments thereof to the Issuer on such date) shall be paid to the Seller in part payment of the outstanding Deferred Purchase Price; PROVIDED, HOWEVER, that if the Issuer or any Indemnified Party has any outstanding or unsatisfied claims for indemnification from or against the Seller (in its capacity as Seller or Servicer) under this Agreement, the remaining Dilution Collections shall be paid to the Issuer in an amount not exceeding the amount of such claims and thereafter the balance of the Dilution Collections, if any, shall be paid to the Seller.

             After the Capital and Discount and Servicing Fees with respect to the Purchased Interest, and any other amounts payable by the Seller to the Issuer, the Administrator or any other Indemnified Party or Affected Person hereunder, have been paid in full, all additional Collections with respect to the Purchased Interest

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                                     - 10 -

             shall be paid to the Seller for its own account in part payment of the outstanding Deferred Purchase Price.

     (e)     For the purposes of this SECTION 1.4:

             (i) if on any day the Outstanding Balance of any Purchased Receivable is subject to a Dilution, the Seller shall be deemed to have received on such day a Collection of such Purchased Receivable in the amount of such Dilution;

             (ii) if on any day any of the representations or warranties in PARAGRAPHS (g) or (k) of EXHIBIT III is not true with respect to any Purchased Receivable, the Seller shall be deemed to have received on such day a Collection of such Purchased Receivable in full;

             (iii) except as provided in PARAGRAPH (i) or (ii) of this SECTION 1.4(e), or as otherwise required by applicable law or the relevant Contract, all Collections received from an Obligor of any Receivable shall, unless such Obligor designates in writing its payment for application to specific Receivables or other indebtedness, be applied as follows: (i) first, as Collections and to payment of Purchased Receivables owing by such Person and, second, to payment of Receivables other than Purchased Receivables and, (ii) then, to the Purchased Receivables of such Obligor in the order of the age of such Purchased Receivables, starting with the oldest such Receivable, and (iii) if any such Collections of or with respect to Purchased Receivables includes any payment of interest, late payment, finance or similar charges, such Collections will be applied first in payment of the Outstanding Balance of the Purchased Receivables and second in payment of such interest or other charges;

             (iv) if and to the extent the Administrator or the Issuer shall be required for any reason to pay over to an Obligor (or any trustee, receiver, custodian or similar official in any Insolvency Proceeding relating to the Obligor) any amount received by it hereunder, such amount shall be deemed not to have been so received but rather to have been retained by the Seller and, accordingly, the Administrator or the Issuer, as the case may be, shall have a claim against the Seller for such amount, payable when and to the extent that any distribution from or on behalf of such Obligor is made in respect thereof; and

             (v) on each Business Day which is not a Termination Day and for so long as the Seller is the Servicer, on each date on which Collections are received by the Seller (as Servicer or otherwise), all Collections, including Deemed Collections, to be paid (x) by the Seller (as Servicer) to the Issuer (or the

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                                     - 11 -

                    Servicer on its behalf) pursuant to this Agreement and (y) by the Issuer (or the Servicer on behalf of the Issuer) to the Seller pursuant to SECTION 1.4(b)(iii) shall be deemed to have been paid by the Seller to the Issuer (or the Servicer on its behalf) and by the Servicer (on behalf of the Issuer) to the Seller pursuant to SECTION 1.4(b)(iii), as the case may be, as of the close of business on the day such Collections are received, are deemed to have been received or are Deemed Collections.

     (f) If at any time the Seller shall wish to cause the reduction of a Portion of Capital (but not to commence the liquidation, or reduction to zero, of the entire Capital), the Seller may do so as follows:

             (i) the Seller shall cause the Servicer to give the Administrator at least ten Business Days' prior written notice thereof (including the amount of such proposed reduction and the proposed date on which such reduction will commence),

             (ii) on the proposed date of commencement of such reduction and on each day thereafter, the Servicer shall not pay to the Seller the Collections allocable to the Capital of the Purchased Interest for each day during the period of reduction with respect to such Capital otherwise payable to the Seller pursuant to SECTION 1.4(b)(iii)(B) until the aggregate amount of such Collections shall equal the desired amount of reduction, and

             (iii) the Servicer shall hold such Collections in trust for the Issuer, for payment to the Administrator on the last day of the Settlement Period during which the reduction commenced and the Capital shall be deemed reduced in the amount to be paid to the Administrator only when in fact finally so paid;

provided that,

             A. the amount of any such reduction shall be not less than $1,000,000 and shall be an integral multiple of $500,000, and the entire Capital (after giving effect to such reduction) shall be not less than $40,000,000 and shall be in an integral multiple of $500,000,

             B. the Seller shall choose a reduction amount, and the date of commencement thereof, so that to the extent practicable such reduction shall commence and conclude in the same Settlement Period, and

             C. if two or more Portions of Capital shall be outstanding at the time of any proposed reduction of Capital, such proposed reduction shall be applied, unless the Seller shall otherwise specify in the notice given pursuant to SECTION 1.4(f)(i),

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                                     - 12 -

             to the Portion of Capital, if any, in respect of which the Discount Rate is calculated by reference to the Alternate Rate.

     (g)     For the purposes of:

             (i) clause (ii) of Section 1.4(f) of this Agreement and any reduction of Capital contemplated thereby, the "Collections allocable to the Capital of the Purchased Interest" for each day during the period over which such reduction of Capital is to occur means a portion of the collections and other proceeds of the Receivables (including, without duplication, Collections of Purchased Receivables) for each day during such period in an amount equal to the product of such collections and a fraction, the numerator of which is the Capital of the Purchased Interest and the denominator of which is the Outstanding Balance of the Receivables, in each case, as of the first day of the period over which such reduction of Capital is to occur; and

             (ii) any other section or clause of this Agreement and any day, the "Collections allocable" to the Capital of the Purchased Interest, the Loss Reserve, the Yield Reserve, the Dilution Reserve, the Servicing Fee Reserve or the Unfinanced Interest on or for such day means an amount or portion of the Collections of the Purchased Receivables for such day equal to the product of such amount or portion of Collections and a fraction, the numerator of which is the Capital of the Purchased Interest, the Loss Reserve, the Yield Reserve, the Dilution Reserve, the Servicing Fee Reserve or the Unfinanced Interest, as the case may be, and the denominator of which is the Outstanding Balance of the Receivables, in each case, as of the close of business on the Business Day preceding such day.

SECTION 1.5  FEES

The Seller shall pay to the Administrator certain fees in the amounts and on the dates set forth in a letter between the Seller and the Administrator delivered pursuant to SECTION 1 of EXHIBIT II, as such letter agreement may be amended, supplemented or otherwise modified from time to time.

SECTION 1.6  PAYMENTS AND COMPUTATIONS, ETC.

     (a) All amounts to be paid or deposited by the Seller or the Servicer hereunder to the Issuer or to the Administration Account shall be paid or deposited no later than 11:00 a.m. (Toronto time) on the day when due in same day funds. Deposits and payments of Collections shall be deposited to the Administration Account under
             SECTION 1.4(b) by the close of business on the date of receipt of such Collections by the Seller or the Servicer. All amounts received by the Issuer from, or

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                                     - 13 -

             deposited to the Administration Account by, the Seller or the Servicer after 11:00 a.m. (Toronto time) will be deemed to have been received on the immediately succeeding Business Day.

     (b) The Seller shall pay interest on any amount not paid or deposited by the Seller (whether as Servicer or otherwise) when due hereunder, at an interest rate equal to the Prime Rate plus 2.0% PER ANNUM payable on demand.

     (c) All computations of interest under SUBSECTION (b) above and all computations of Discount, fees, and other amounts hereunder shall be made on the basis of a year of 365 days for the actual number of days elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.

     (d) The Seller will remit all Collections with respect to the Purchased Interest (including deemed Collections) to the Servicer on the same day such Collections are received or deemed received, and the Servicer shall apply the Collections as provided in this Agreement.

     (e) Each of the Seller and the Servicer shall make all payments required to be made by it hereunder, without deduction, regardless of any defence or counterclaim (whether based on any law, rule or policy now or hereafter issued or enacted by any government authority or regulatory body).

SECTION 1.7  DIVIDING OR COMBINING PORTIONS OF CAPITAL

The Capital invested in the Purchased Interest shall be divided into one or more portions (each, a "PORTION OF CAPITAL") equal, in the aggregate, to the then outstanding Capital. Each Portion of Capital and the amount thereof shall be determined by reference to its source of funding, through the issuance of Notes, or otherwise than through the issuance of Notes. To the extent that the Capital is funded through the issuance of Notes, such Portion of Capital will accrue Discount calculated at the CP Rate and, to the extent that the Issuer is not funding any Portion of Capital as aforesaid, in whole or in part, such Portion of Capital or part thereof will, to the extent available, be funded under the Liquidity Agreement as a separate Portion of Capital accruing or generating Discount at a rate based on the Alternate Rate for such Portion of Capital which Portion of Capital shall be created on the day the Issuer ceases funding any Portion of Capital, in whole or in part, with the proceeds of Notes. Any Portion of Capital reacquired from the Purchasers by the Issuer with the proceeds of Notes will be added to or combined with or a Portion of Capital bearing Discount calculated at the CP Rate.

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                                     - 14 -

SECTION 1.8  INCREASED COSTS

     (a) If the Administrator, the Issuer, any Purchaser or any of their respective Affiliates (each an "AFFECTED PERSON") determines that the existence of or compliance with (i) any law or regulation of any Governmental Authority or any change therein or any change in the interpretation or application thereof by any Governmental Authority, in each case adopted, issued or occurring after the date hereof or, (ii) the introduction of any change in Canadian generally accepted accounting principles relating to consolidation of variable interest entities similar to those principles enunciated by the United States Financial Accounting Standards Board in FASB Interpretation No. 46 of Accounting Research Bulletin No. 51 which is applicable to any Affected Person, (iii) any request, guideline or directive from any Governmental Authority (whether or not having the force of law) issued or occurring after the date of this Agreement affects the amount of capital required to be maintained by such Affected Person and such Affected Person reasonably determines that the amount of such capital is increased by or based upon the existence of any commitment to make purchases of or otherwise to maintain an investment in the Purchased Interest related to this Agreement or any related liquidity facility or credit enhancement facility and other commitments of the same type, then, upon demand by such Affected Person (with a copy to the Administrator), the Seller shall immediately pay to the Administrator, for the account of such Affected Person, from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in light of such circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of any of such commitments. A certificate from such Affected Person to the Seller certifying, in reasonably specific detail, the basis for, calculation of, and amount of such amounts shall, absent manifest error, be conclusive and binding evidence of the amount payable to the Affected Person for all purposes.

     (b) If, due to either (i) the introduction of, or any change in or in the interpretation of, any law or regulation by any Governmental Authority (ii) the introduction of any change in Canadian generally accepted accounting principles relating to consolidation of variable interest entities similar to those principles enunciated by the United States Financial Accounting Standards Board in FASB Interpretation No. 46 of Accounting Research Bulletin No. 51 which is applicable to any Affected Person, or (iii) compliance with any guideline or request from any Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Affected Person of agreeing to purchase or purchasing, or maintaining the ownership of the Purchased Interest, then, upon demand by such Affected Person, the Seller shall immediately pay to such Affected Person, from time to time as specified, additional amounts sufficient to compensate such Affected Person for such increased costs. A certificate from

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                                     - 15 -

             such Affected Person to the Seller certifying, in reasonably specific detail, the basis for, calculation of, and amount of such amounts shall, absent manifest error, be conclusive and binding evidence of the amount payable to the Affected Person for all purposes.

     (c) Notwithstanding the foregoing, an Affected Person shall not be entitled to claim any additional amounts under this SECTION 1.8 if such amounts relate to a period prior to the date which is sixty days prior to the date such Affected Person makes a claim for payment of such additional amounts pursuant to this SECTION 1.8 unless (i) such additional amounts arise from an assessment or reassessment made against or with respect to the Affected Person by any Governmental Authority in respect of a period prior to such sixty day period and (ii) the Administrator or the Affected Person shall have notified the Seller of such assessment or reassessment within sixty days of receipt of same by the Affected Person.

SECTION 1.9  REQUIREMENTS OF LAW

In the event that any Affected Person reasonably determines that the existence of or compliance with (i) any law or regulation, or any change therein or in the interpretation or application thereof, of or by any Governmental Authority, in each case adopted, issued or occurring after the date hereof or (ii) any request, guideline or directive from any Governmental Authority (whether or not having the force of law) issued or occurring after the date of this Agreement:

     (a) does or shall subject such Affected Person to any tax of any kind whatsoever with respect to this Agreement, any increase in the aggregate Outstanding Balance of the Purchased Receivables or in the amount of Capital relating thereto, or does or shall change the basis of taxation of payments to such Affected Person on account of Collections, Discount or any other amounts payable hereunder (excluding taxes imposed on the overall net income of such Affected Person, and franchise taxes imposed on such Affected Person, by the jurisdiction under the laws of which such Affected Person is organized or a political subdivision thereof);

     (b) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, purchases, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Affected Person which are not otherwise included in the determination of the BA Rate or the Prime Rate hereunder; or

     (c)     does or shall impose on such Affected Person any other condition;

and the result of any of the foregoing is (x) to increase the cost to such Affected Person of acting as Administrator, or of agreeing to purchase or purchasing or maintaining the ownership of the Purchased Interest (or interests therein) or any Portion of Capital in respect of which Discount is computed by reference to the BA Rate or the Prime Rate or (y) to reduce any amount receivable hereunder (whether directly or indirectly) funded or maintained by reference to the BA Rate or the Prime Rate, then, in any such case, upon demand by such Affected Person the Seller shall pay such Affected Person any additional amounts necessary to compensate such Affected Person for such additional cost or reduced amount receivable. All such amounts shall be payable as incurred. A certificate from such Affected Person to the Seller certifying, in reasonably specific detail, the basis for, calculation of, and amount of such additional costs or reduced amount receivable shall be conclusive, in the absence of manifest error, of the amount payable to the Affected Person.

Notwithstanding the foregoing, an Affected Person shall not be entitled to claim any additional amounts under this SECTION 1.9 if such amounts relate to a period prior to the date which is sixty days prior to the date such Affected Person makes a claim for payment of such additional amounts pursuant to this SECTION
1.9 unless (i) such additional amounts arise from an assessment or reassessment made against or with respect to the Affected Person by any Governmental Authority in respect of a period prior to such sixty day period and (ii) the Administrator or the Affected Person shall have notified the Seller of such assessment or reassessment within sixty days of receipt of same by the Affected Person.

SECTION 1.10 ASSIGNMENT

In order to preserve, protect and perfect the sale, transfer and assignment of the Purchased Interest pursuant to SECTION 1.3, the Seller shall, prior to the date of the initial purchase under SECTION 1.2(a), execute and deliver to the Issuer and file or register in all appropriate offices or registration systems under any applicable PPSA, an assignment of the Purchased Receivables and Related Security in substantially the form of Annex A to this Agreement (the "ASSIGNMENT") and all Financing Statements contemplated by PARAGRAPH 1(d) of
EXHIBIT IV.

SECTION 1.11 OPTIONAL PURCHASE

     (a) Prior to the earlier of the Termination Date or the designation of a successor Servicer pursuant to SECTION 4.1(a), the Seller shall have the right (but not the obligation) to repurchase on any Settlement Date any Purchased Receivables sold by it to the Issuer which became Defaulted Receivables during the immediately preceding Collection Period at a purchase price equal to the Outstanding Balance of such Purchased Receivables as of the Cut-Off Date for the immediately preceding Collection Period (the "OPTION PRICE"). The Seller shall exercise its option by (i) giving the Administrator written notice of the Seller's exercise of such option on or before the fifth Business Day prior to the Settlement Date upon which the Seller intends to repurchase any Defaulted Receivables under this SECTION 1.11(a) specifying by invoice number the Defaulted Receivables to be repurchased, the names of the related Obligors and the Outstanding Balance of such Defaulted Receivables as of the Cut-Off Date for the immediately preceding

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                                     - 17 -

             Collection Period and (ii) paying to the Servicer for deposit to the Administration Account on such Settlement Date an amount equal to the Option Price.

     (b) Upon payment or deposit of any Option Price to the Servicer or to the Administration Account pursuant to SECTIONS 1.11(a), the Issuer shall be deemed to have assigned, sold and transferred to the Seller all of the Issuer's right, title and interest in and to the related Receivables, an interest in all Related Security with respect to such Receivables (to the extent that the Seller requires an interest in such Related Security to collect or enforce payment of such Receivables), and all Collections with respect to, and other proceeds of, such Receivables and such interest in such Related Security (each, a "RE-ASSIGNED PURCHASED INTEREST"), all without the need of any instrument or assignment, and without any representation or warranty (whether express, implied, statutory, or otherwise) save and except that the Issuer has the power to sell and transfer such Re-assigned Purchased Interest to the Seller and such Re-assigned Purchased Interest is free and clear of any Adverse Claim created by the Issuer, the Administrator or any Servicer other than the Seller.

                                    ARTICLE 2
                   REPRESENTATIONS AND WARRANTIES; COVENANTS;
                               TERMINATION EVENTS

SECTION 2.1  REPRESENTATIONS AND WARRANTIES; COVENANTS

The Seller hereby makes the representations and warranties, and hereby agrees to perform and observe the covenants, made or given by it and set forth in EXHIBITS III and IV, respectively hereto.

The Servicer hereby agrees to perform and observe the covenants made or given by it and set forth in EXHIBIT IV hereto.

The Issuer hereby makes the representations and warranties made or given by it and set forth in EXHIBIT III HERETO.

SECTION 2.2  TERMINATION EVENTS

If any of the Termination Events set forth in EXHIBIT V hereto shall occur, the Administrator may, by notice to the Seller, declare the Facility Termination Date to have occurred (in which case the Facility Termination Date shall be deemed to have occurred); PROVIDED that, automatically upon the commencement or occurrence of any Insolvency Proceeding with respect to the Seller (without any requirement for the passage of time or the giving of notice), the Facility Termination Date shall occur. Upon any such declaration, occurrence or deemed occurrence of the Facility Termination Date, the Issuer and the Administrator shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies

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                                     - 18 -

provided after default under the applicable PPSA and under other applicable law, which rights and remedies shall be cumulative. Notwithstanding the foregoing, the Administrator may, in its sole discretion, waive any Termination Event.

                                    ARTICLE 3
                                 INDEMNIFICATION

SECTION 3.1  INDEMNITIES BY THE SELLER

Without limiting any other rights that the Administrator or the Issuer or any of their respective Affiliates, employees, agents, successors, transferees or assigns (each, an "INDEMNIFIED PARTY") may have hereunder or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all claims, damages, expenses, losses and liabilities (including Legal Costs) (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") arising out of, relating to or resulting from (whether directly or indirectly), and the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from, any of the following:

     (a) the failure of (i) any Receivable included in the calculation of the Net Receivables Pool Balance as an Eligible Receivable to be an Eligible Receivable, (ii) any Receivable identified as a Purchased Receivable pursuant to SECTION 1.3(b) to be an Eligible Receivable as of the date of such identification, (iii) any information contained in a Portfolio Report to be true and correct, or (iv) any other information provided to the Issuer or the Administrator with respect to Receivables or this Agreement to be true and correct;

     (b) the failure of any representation or warranty or written statement made or deemed made by the Seller, as Servicer or otherwise, under or in connection with this Agreement to have been true and correct in all respects when made or deemed to be made;

     (c) the failure by the Seller, as Servicer or otherwise, to comply with any applicable law, rule or regulation with respect to any Purchased Receivable or the related Contract; or the failure of any Purchased Receivable or the related Contract to conform to any such applicable law, rule or regulation;

     (d) the failure to vest in the Issuer a valid and enforceable ownership interest in the Purchased Interest, free and clear of any Adverse Claim (other than an Adverse Claim created or granted by the Issuer) including, without limitation, any claim by any Governmental Authority that any part of the Purchased Interest consisting of amounts payable by the related Obligors in respect of goods and services, sales or other taxes constitute the property of or are otherwise subject to the ownership, control or an Adverse Claim of or in favour of such Governmental Authority;

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                                     - 19 -

     (e) the failure to have filed, or any delay in filing, Financing Statements or other similar instruments or documents under the PPSA of any applicable jurisdiction or other applicable laws with respect to the Purchased Interest or any part thereof, whether at the time of any purchase or purchase price payment or at any subsequent time, necessary or desirable to vest in the Issuer a first priority perfected security interest in the Purchased Interest free and clear of any Adverse Claim (other than any Adverse Claim created or granted by the Issuer);

     (f) any Dilution or other dispute, claim, offset or defence (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Purchased Receivable (including, without limitation, a defence based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the goods or services related to such Purchased Receivable or the furnishing or failure to furnish such goods or services or relating to collection activities with respect to such Purchased Receivable (if such collection activities were performed by the Seller or any of its Affiliates acting as Servicer or by any agent or independent contractor retained by the Seller or any of its Affiliates);

     (g) any failure of the Seller, as Servicer or otherwise, to perform its duties or obligations in accordance with the provisions hereof or to perform its duties or obligations under the Contracts;

     (h) any products liability or other claim, investigation, litigation or proceeding arising out of or in connection with merchandise, insurance or services which are the subject of any Contract;

     (i) the commingling of Collections of or with respect to the Purchased Interest at any time with other funds;

     (j) any Canadian, foreign, federal, provincial, state, municipal, local or other tax of any kind or nature whatsoever that may be imposed on the Administrator or the Issuer on account of any payment made under this Article 3;

     (k) any Canadian, foreign, federal, provincial, state, municipal, local or other tax of any kind or nature whatsoever that may be imposed on the Issuer or the Purchased Interest (except for Taxes on the net income or profits of the Issuer and any additional taxes that result solely by virtue of an assignment to or the exercise of any rights hereunder by a non-resident of Canada) with respect to, or resulting from any delay in paying or any omission to pay, any taxes required to be paid, deducted or withheld and remitted, in connection with the execution, delivery, filing, recording and enforcement hereof and of the Transaction Documents or in connection with the consummation of the transactions (including any purchase by the Issuer of Purchased Interest or performance of the obligations contemplated hereby and thereby or under the Transaction Documents, provided that the Issuer shall first provide the Seller with reasonable documentary evidence that such taxes or payments are due and owing by the Issuer and further provided that any such gross-up shall be reduced to the extent of any benefit, deduction, credit or other reduction in taxes otherwise payable by the Issuer received by or otherwise to the Issuer in respect of any such payment, as determined in the sole discretion of the Issuer;

     (l) any remittance from Collections which may be required by the Minister of National Revenue pursuant to the EXCISE TAX ACT (Canada);

     (m) any reduction in Capital as a result of the distribution of Collections pursuant to SECTION 1.4(d), in the event that all or a portion of such distributions shall thereafter be rescinded or otherwise must be returned for any reason; or

     (n) the failure of (i) the Net Receivables Pool Balance to be greater than or equal to the Required Amount, (ii) the Seller (if it is the Servicer) to identify on the Termination Date Eligible Receivables having an aggregate Outstanding Balance at least equal to the Required Amount, or (iii) the aggregate Outstanding Balance of the Purchased Receivables to be equal to the Required Amount on the Termination Date;

excluding, however, in each case (a) Indemnified Amounts to the extent resulting from gross negligence, wilful misfeasance or wilful misconduct on the part of such Indemnified Party, (b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables, (c) any overall net income taxes or franchise taxes imposed on such Indemnified Party by the jurisdiction under the laws of which such Indemnified Party is organized or any political subdivision thereof or (d) any consequential, punitive or exemplary damages.

At the request of the Issuer, the Seller will, at its expense, co-operate with the Issuer in any action, suit or proceeding brought by or against the Issuer relating to any of the transactions contemplated by this Agreement, any Receivable or any Contract (other than an action, suit or proceeding by the Seller against the Issuer or by the Issuer against the Seller). In addition, the Seller agrees to notify the Issuer and the Issuer agrees to notify the Seller promptly upon learning of any pending or threatened action, suit or proceeding, if the judgment or expenses of defending such action, suit or proceeding would be covered by this Section 3.1 and (except as aforesaid) to consult with the Issuer concerning the defence and prior to settlement; provided, however, that if (i) the Seller shall have acknowledged that this Section 3.1 would cover any judgment or expenses in any action, suit or proceeding, and (ii) the Seller has the financial ability to satisfy such judgment or expenses, then the Seller shall have the right, at its expense, on behalf of the Issuer or otherwise, to defend such action, suit or proceeding with counsel selected by it, and shall have reasonable discretion as to whether to litigate, appeal or enter into an exclusively monetary settlement.

                                    ARTICLE 4
                         ADMINISTRATION AND COLLECTIONS

SECTION 4.1  APPOINTMENT OF SERVICER

     (a) The Person so designated from time to time as Servicer in accordance with this Section 4.1 shall conduct the servicing, administering and collection of the Purchased Receivables. Until the Administrator gives notice to the Seller (in accordance with this SECTION 4.1) of the designation of a new Servicer, Smurfit-MBI is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof, it being understood and agreed that the Issuer has agreed to purchase the Purchased Receivables from the Seller on a fully serviced basis and that, so long as the Seller is the Servicer, payment of the purchase price for the Purchased Receivables in the amounts, at the times and in the manner provided for in this Agreement shall constitute the full compensation and remuneration of Smurfit-MBI for acting as Servicer hereunder. Upon the occurrence of a Termination Event, the Administrator may, on ten (10) days' written notice to the Servicer, designate as Servicer any Person (including itself) to succeed or any successor Servicer, on the condition that any such Person so designated shall agree to perform and be bound by the duties and obligations of the Servicer pursuant to the terms hereof.

     (b)     Upon the designation of a successor Servicer as set forth in
             SECTION 4.1(a) hereof, Smurfit-MBI agrees that it will terminate its activities as Servicer hereunder in a manner which the Administrator reasonably determines will facilitate the transition of the performance of such activities to the new Servicer, and Smurfit-MBI shall cooperate with and assist such new Servicer. Such co-operation shall include (without limitation) access to and transfer of Records and use by the new Servicer of all licenses, hardware or software necessary or desirable to collect the Purchased Interest.

     (c) The Seller acknowledges that, in making its decision to execute and deliver this Agreement, the Administrator and the Issuer have relied on Smurfit-MBI's agreement to act as Servicer hereunder. Accordingly, Smurfit-MBI agrees that it will not voluntarily resign as Servicer.

     (d) The Servicer may delegate its duties and obligations hereunder to any subservicer (each, a "SUB-SERVICER"); provided that, in each such delegation, (i) such Sub-Servicer shall agree in writing to perform the duties and obligations of the Servicer pursuant to the terms hereof, (ii) the Servicer shall remain primarily liable to the Issuer for the performance of the duties and obligations so delegated, (iii) the Seller, the Administrator and the Issuer shall have the right to look solely to the Servicer for performance and
             (iv) the terms of any agreement with any Sub-Servicer shall provide that the Administrator may terminate such agreement upon the termination of the Servicer hereunder by giving notice of its desire to terminate such agreement to the Servicer (and the Servicer shall provide appropriate notice to such Sub-Servicer).

SECTION 4.2  DUTIES OF SERVICER

     (a) The Servicer shall take or cause to be taken all such action as may be necessary or advisable to collect each Purchased Receivable from time to time, all in accordance with this Agreement and all applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. The Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Purchased Receivable (but not beyond thirty (30) days) and extend the maturity or adjust the Outstanding Balance of any Defaulted Receivable as the Servicer may determine to be appropriate to maximize Collections thereof; PROVIDED, HOWEVER, that (i) such extension or adjustment shall not alter the status of such Purchased Receivable as a Delinquent Receivable or a Defaulted Receivable or limit the rights of the Issuer or the Administrator under this Agreement and (ii) if a Termination Event has occurred and the Seller is still serving as Servicer, the Seller, may make such extension or adjustment with respect to a Purchased Receivable only upon the prior written approval of the Administrator. The Seller shall deliver to the Servicer and the Servicer shall hold for the benefit of the Seller and the Administrator (for the benefit of the Issuer and individually) in accordance with their respective interests, all Records and documents (including without limitation computer tapes or disks) with respect to each Purchased Receivable. Notwithstanding anything to the contrary contained herein, the Administrator may direct the Servicer and any Sub-Servicer (whether the Servicer is the Seller or any other Person) to commence or settle any legal action to enforce collection of any Purchased Receivable or to foreclose upon or repossess any Related Security; PROVIDED, HOWEVER, that no such direction may be given unless either (i) a Termination Event has occurred or (ii) the Administrator believes in good faith that failure to commence, settle, or effect such legal action, foreclosure or repossession could adversely affect Receivables constituting a material portion of the Purchased Receivables.

     (b) The Servicer shall as soon as practicable following actual receipt of collected funds turn over to the Seller the collections of any Receivable that is not a Purchased Receivable, less, in the event the Seller is not the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of such Servicer of servicing, collecting and administering such collections; PROVIDED, HOWEVER, if the Seller is not the Servicer, the Servicer shall not be under any obligation to remit any such funds to the Seller unless and until the Servicer has received from the Seller evidence satisfactory to the Administrator and the Servicer, in both cases acting reasonably, that the Seller is entitled to such funds hereunder and under applicable law. Upon the Servicer receiving such evidence, the Servicer shall forthwith remit such funds to the Seller.

     (c) Notwithstanding anything to the contrary contained in this ARTICLE 4, the Servicer, if not the Seller, shall have no obligation to collect, enforce or take any other action described in this ARTICLE 4 with respect to any indebtedness that is not a Purchased Receivable. It is expressly understood and agreed by the parties that such Servicer's duties in respect of any indebtedness that is not a Purchased Receivable are set forth in this SECTION 4.2 in their entirety. Upon delivery by such Servicer of funds or records relating to any Receivables that is not a Purchased Receivable to the Seller, such Servicer shall have discharged in full all of its responsibilities to make any such delivery.

     (d) The Servicer's obligations hereunder shall terminate on the later of (i) the Facility Termination Date and (ii) the date on which all amounts required to be paid to the Issuer, the Administrator and any other Indemnified Party or Affected Person hereunder shall have been paid in full.

             After such termination, if the Seller was not the Servicer on the date of such termination, the Servicer shall promptly deliver to the Seller all Records and related materials that the Seller previously provided to the Servicer in connection with this Agreement.

SECTION 4.3  ENFORCEMENT RIGHTS

     (a) At any time following the occurrence of a Termination Event or following the designation of a Servicer (other than the Seller) pursuant to SECTION 4.1 hereof:

             (i) the Administrator may direct the Obligors that payment of all amounts payable under any Purchased Receivable be made directly to the Administrator or its designee;

             (ii) the Administrator may instruct the Seller to give notice of the Issuer's ownership interest in Purchased Receivables to each Obligor, which notice shall direct that payments be made directly to the Administrator or its designee, and upon such instruction from the Administrator the Seller shall give such notice at the expense of the Seller; provided, that if the Seller fails to so notify each Obligor, the Administrator may so notify the Obligors; and

             (iii) the Administrator may request the Seller to, and upon such request the Seller shall, (A) assemble all of the records necessary or desirable to collect the Purchased Receivables and the Related Security, and transfer or license to the new Servicer, to the extent the Seller has the power to do so, the use of all software necessary or desirable to collect the Purchased Receivables and the Related Security, and, to the extent it is legally able, make the same available to the Administrator or its designee at a place selected by the Administrator, and (B) segregate all cash, cheques and other instruments received by it from time to time constituting Collections with respect to the Purchased Receivables in a manner acceptable to the Administrator, acting reasonably, and, promptly upon receipt, remit all such cash, cheques and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrator or its designee.

     (b) The Seller hereby authorises the Administrator, and irrevocably appoints the Administrator as its attorney-in-fact with full power of substitution and with full authority in the place and stead of the Seller, which appointment is coupled with an interest, to take any and all steps in the name of the Seller and on behalf of the Seller necessary or desirable, in the determination of the Administrator, to collect on or after the Termination Date any and all amounts or portions thereof due under any and all Purchased Receivables or Related Security, including, without limitation, endorsing the name of the Seller on cheques and other instruments representing Collections and enforcing such Purchased Receivables, Related Security and the related Contracts. Notwithstanding anything to the contrary contained in this SUBSECTION (b), none of the powers conferred upon such attorney-in-fact pursuant to the immediately preceding sentence shall subject such attorney-in-fact to any liability if any action taken by it shall prove to be inadequate or invalid, nor shall they confer any obligations upon such attorney-in-fact in any manner whatsoever.

SECTION 4.4  RESPONSIBILITIES OF THE SELLER

     (a)     Anything herein to the contrary notwithstanding, the Seller shall
             (i) perform all of its obligations under the Contracts related to the Purchased Receivables to the same extent as if interests in such Purchased Receivables had not been transferred hereunder, and the exercise by the Administrator or the Issuer of its rights hereunder shall not relieve the Seller from such obligations and
             (ii) pay when due any taxes, including, without limitation, any goods and services, excise or sales taxes arising, forming part of or payable in connection with the Purchased Receivables and their creation and satisfaction. The Administrator and the Issuer shall not have any obligation or liability with respect to any Purchased Receivable, any Related Security or any related Contract, nor shall any of them be obligated to perform any of the obligations of the Seller under any of the foregoing.

     (b) The Seller hereby irrevocably agrees that if at any time it shall cease to be the Servicer hereunder, it shall act (if the then-current Servicer so requests) as the data-processing agent of the Servicer and, in such capacity, the Seller shall conduct the data-processing functions of the administration of the Receivables and the Collections thereon in substantially the same way that the Seller conducted such data-processing functions while it acted as the Servicer or Sub-Servicer, as applicable.

SECTION 4.5  SERVICING FEE

The Servicer, if it is not the Seller or an Affiliate of the Seller, shall be paid a monthly fee in respect of each Collection Period, through distributions contemplated by SECTION 1.4(d), in an amount mutually agreed upon by the Servicer and the Issuer.

SECTION 4.6  OBLIGATIONS OF ADMINISTRATOR

     (a) On or before 10:00 a.m. (Toronto time) on the second Business Day preceding each Settlement Date, the Administrator shall (i) calculate the Discount for such Settlement Date and the related Settlement Period and (ii) provide the Seller and the Servicer with written notice of such Discount (including the calculation of the Discount Rate for such Settlement Date). Such Discount shall be calculated using an estimate of the Discount Rate, if necessary, for the remaining days in such Settlement Period based on the weighted average of the CP Rates and the Alternate Rates applicable to the Portions of Capital outstanding during the related Settlement Period determined as of the close of business on the Business Day preceding such second Business Day; PROVIDED, HOWEVER, that each calculation of Discount shall be adjusted as provided in
             SECTION 4.6 (b) hereof.

     (b) On or before 10:00 a.m. (Toronto time) on the second Business Day preceding each Settlement Date, the Administrator shall, if the Administrator shall have used an estimate of the Discount for the Capital of the Purchased Interest pursuant to SECTION 4.6 (a) with respect to the immediately preceding Settlement Period, compute the actual Discount for such Settlement Period, and (i) if the actual Discount so computed are greater than the estimated Discount for such immediately preceding Settlement Period, the Discount calculated pursuant to SECTION 4.6 (a) for the current Settlement Period shall be increased by the amount of such difference, and
             (ii) if the actual Discount so computed are less than the estimated Discount for such immediately preceding Settlement Period, the Discount calculated pursuant to SECTION 4.6(a) for the current Settlement Period shall be decreased by the amount of such difference.

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                                     - 26 -

                                    ARTICLE 5
                                  MISCELLANEOUS

SECTION 5.1  AMENDMENTS, ETC.

No amendment or waiver of any provision of this Agreement or consent to any departure by the Seller or Servicer therefrom shall be effective unless in a writing signed by the Administrator, and, in the case of any amendment, by the Seller and the Servicer and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Issuer or Administrator to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

SECTION 5.2  NOTICES, ETC

     (a) All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication) and sent or delivered, to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications sent by facsimile shall be effective when sent (and shall be followed by hard copy sent by first class mail), and notices and communications sent by other means shall be effective when received.

     (b) The Rating Agency shall be provided with notice of (i) any waiver by the Administrator of the conditions set forth in Section 2 of
             Exhibit II, (ii) the designation of a new Servicer pursuant to
             Section 4.1(a), (iii) any assignment made pursuant to Section 5.3, and (iv) any amendment, waiver or consent as contemplated by
             Section 5.1.

SECTION 5.3  ASSIGNABILITY

     (a) This Agreement and the Issuer's rights and obligations herein (including ownership of the Purchased Interest) shall be assignable, in whole or in part, by the Issuer and its successors and assigns; provided, however, that prior to the Termination Date the Issuer will not assign the Issuer's rights and obligations herein (including ownership of the Purchased Interest), in whole or in part, to any Person other than a Purchaser.

             Each assignor may, in connection with the assignment disclose to the applicable assignee any information relating to the Seller or the Purchased Receivables furnished to such assignor by or on behalf of the Seller, the Issuer or the Administrator.

     (b) The Issuer may at any time grant to one or more banks or other institutions (each a "PURCHASER") party to the Liquidity Agreement participating interests in this Agreement and the Purchased Interest. In the event of any such grant by the Issuer of a participating interest to a Purchaser, the Issuer shall remain responsible for the performance of its obligations hereunder. The Seller agrees that each Purchaser shall be entitled to the benefits of all representations, warranties, covenants, agreements and indemnities of the Seller made or contained in this Agreement, all of which may be enforced by the Issuer for the benefit of itself and such participants.

     (c) This Agreement and the rights and obligations of the Administrator hereunder shall be assignable, in whole or in part, by the Administrator and its successors and assigns; PROVIDED, HOWEVER that the Administrator shall give the Seller and the Servicer prior notice thereof and the Administrator shall not assign its rights and obligations hereunder to a competitor of the Seller.

     (d) Except as provided in SECTION 4.1(d), neither the Seller nor the Servicer may assign its rights or delegate its obligations hereunder or any interest herein without the prior written consent of the Administrator.

     (e) Without limiting any other rights that may be available under applicable law, the rights of the Issuer may be enforced through it or by its agents. The Seller acknowledges and agrees that the Administrator is the agent of the Issuer for all purposes of this Agreement and that the Administrator shall be entitled to exercise all rights, powers, privileges and remedies of the Issuer hereunder for, on behalf and in the name of the Issuer. Each of the Seller and the Servicer shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the Administrator or its officers or employees for and on behalf of the Issuer or by any other proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Issuer), independent accountants and other experts selected by the Administrator.

SECTION 5.4  LEGAL COSTS AND TAXES

     (a)     In addition to the rights of indemnification granted under SECTION
             3.1 hereof, the Seller agrees to pay on demand all Legal Costs for the Administrator, the Issuer and their respective Affiliates and agents.

     (b) In addition, the Seller shall pay on demand any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder and agrees to save each Indemnified Party hereunder harmless from and against any liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes and fees.

SECTION 5.5  NO PROCEEDINGS; LIMITATION ON PAYMENTS

Each of the Seller, the Servicer, the Administrator, each assignee of the Purchased Interest or any interest therein, and each Person which enters into a commitment to purchase the Purchased Interest or interests therein, hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or provincial bankruptcy, insolvency or similar law, for one year and one day after the latest maturing Note issued by the Issuer is paid in full.

SECTION 5.6  CONFIDENTIALITY

     (a) Unless otherwise required by applicable law, the Seller agrees to maintain the confidentiality of this Agreement and the other Transaction Documents (and all drafts thereof) in communications with third parties and otherwise; PROVIDED that this Agreement and, in the case of (i) and (iii) below, the other Transaction Documents, may be disclosed to (i) any Governmental Authority pursuant to legal process or any Person when required under applicable law; PROVIDED, HOWEVER, that the Seller shall give the Administrator advance written notice of its intention to make such disclosure, (ii) third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Administrator, or (iii) the Seller's bankers, auditors, accountants or legal counsel if they agree to hold them confidential.

     (b) Prior to the occurrence of an Insolvency Proceeding with respect to the Seller or any of its Affiliates, the Issuer, the Administrator and any successor Servicer or assignee of the Issuer shall maintain the confidentiality of all information (financial or otherwise), data, opinions, appraisals, evaluations and other information and material of whatsoever nature or kind and representations relating to this Agreement and the related Transaction Documents, the business of the Seller and its Affiliates, the Obligors, the Purchased Receivables and the related Contracts and Related Security (collectively, "CONFIDENTIAL INFORMATION") and shall not disclose any Confidential Information to any Person unless required by any Governmental Authority pursuant to legal process or applicable law; PROVIDED, HOWEVER that the Issuer, the Administrator and any such assignee or Servicer shall be entitled to provide or disclose any Confidential Information to (i) the Rating Agency or any Purchaser, (ii) any potential rating agency, Purchaser or Servicer, or (iii) any other Person with the prior consent of the Seller, such consent not to be unreasonably withheld, and if, in the case of (i) or (ii), such Person agrees to be bound by the provisions of this SECTION 5.6(b).

SECTION 5.7  GOVERNING LAW AND JURISDICTION

     (a) This Agreement shall be governed by, and construed in accordance with, the law of the Province of Ontario.

     (b) Any legal action or proceeding with respect to this Agreement may be brought in the courts of the Province of Ontario and by execution and delivery of this Agreement, each of the Issuer, the Seller, the Servicer and the Administrator consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Each of the Issuer, the Seller, the Servicer and the Administrator irrevocably waives, to the maximum extent permitted by law, any objection, including any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto. The Issuer, the Seller, the Servicer and the Administrator each waive personal service of any claim, notice of motion or application, summons, complaint or other process, which may be made by any other means permitted by Ontario law.

SECTION 5.8  EXECUTION IN COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

SECTION 5.9  SURVIVAL OF TERMINATION

The provisions of SECTIONS 1.8, 1.9, 3.1, 5.4, 5.5, 5.6, 5.7 and 5.12 shall survive any termination of this Agreement.

SECTION 5.10 ENTIRE AGREEMENT

This Agreement embodies the entire agreement and understanding between the Issuer, the Seller, the Servicer and the Administrator, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof, except for any prior arrangements made with respect to the payment by the Issuer of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Seller, the Servicer and the Administrator.

SECTION 5.11 HEADINGS

The captions and headings of this Agreement and in any Exhibit or Schedule hereto are for convenience of reference only and shall not affect the interpretation hereof or thereof.

SECTION 5.12 ISSUER'S LIABILITIES

The debts, liabilities and obligations of the Issuer under this Agreement are solely trust obligations of the Issuer. All recourse for payment or satisfaction of the obligations and liabilities of, or claims against, the Issuer under this Agreement shall be limited to the Purchased Interest and no recourse or execution shall be had for the payment of any amount owing by the Issuer under this Agreement, or for the payment by the Issuer of any fee in respect hereof or any other debt, liability, obligation or claim of or against the Issuer arising out of or based on this Agreement against Computershare Trust Company of Canada (or any successor to Computershare Trust Company of Canada as trustee of the Trust), in its personal capacity, or against its properties, assets or undertakings or against any stockholder, employee, officer, director, agent or incorporator of Computershare Trust Company of Canada (or any successor as trustee of the Trust); PROVIDED, HOWEVER, that nothing in this section shall relieve any of the foregoing Persons from any liability which such Person may otherwise have in such capacity for his/her or its gross negligence or wilful misconduct.


                            [Signature Pages follow]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MBI LIMITED/LIMITEE,                          Address:
IN ITS CAPACITY AS GENERAL PARTNER OF
SMURFIT-MBI                                   2070 Hadwen Road
                                              Mississauga, Ontario
                                              L5K 2C9
 By:  /s/ Dean R. Jones
     --------------------------------
      Name:  Dean R. Jones                    Attention: Director of Finance
      Title: Canadian Counsel &               Telephone No. (905) 855-4426
             Assistant Secretary              Facsimile No. (905) 823-8616


COMPUTERSHARE TRUST                           Address:
COMPANY OF CANADA,
IN ITS CAPACITY AS TRUSTEE OF                 c/o SCOTIA CAPITAL INC., as
KING STREET FUNDING TRUST,                    Administrator
BY ITS ADMINISTRATOR,                         Scotia Plaza
SCOTIA CAPITAL INC.                           40 King Street West
                                              68th Floor
                                              Toronto, Ontario
                                              M5W 2X6
 By:  /s/ D. Gregory Lawrence
     --------------------------------
      Name:   D. Gregory Lawrence
      Title:  Director

                                              Attention: Structured Finance
                                              Telephone No. (416) 945-4060
                                              Facsimile No.(416) 945-4534

SCOTIA CAPITAL INC., AS                       Address:
ADMINISTRATOR
                                              SCOTIA CAPITAL INC.
                                              Scotia Plaza
                                              40 King Street West
 By:  /s/ D. Gregory Lawrence                 68th Floor
     --------------------------------         Toronto, Ontario
      Name:   D. Gregory Lawrence             M5W 2X6
      Title:  Director

                                              Attention: Structured Finance
                                              Telephone No. (416) 945-4060
                                              Facsimile No.(416) 945-4534

                                    EXHIBIT I

                                   DEFINITIONS

As used in the Agreement (including its Exhibits), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined). Unless otherwise indicated, all Section, Annex, Exhibit and Schedule references in this Exhibit are to Sections of and Annexes, Exhibits and Schedules to the Agreement.

"ADMINISTRATION ACCOUNT" means the special account (Transit #80002, account number 07917-14) of the Issuer maintained at the main branch of Scotiabank at Scotia Plaza, 44 King Street West, Toronto, Ontario, or such other account as may be so designated in writing by the Administrator to the Seller and the Servicer.

"ADMINISTRATOR" has the meaning set forth in the preamble to the Agreement.

"ADVERSE CLAIM" means any prior claim, hypothec, lien, security interest or other charge or encumbrance, or any other type of preferential arrangement.

"AFFECTED PERSON" has the meaning set forth in SECTION 1.8.

"AFFILIATE" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person.

"AFFILIATED OBLIGOR" means any Obligor that is an Affiliate of another Obligor.

"AGRICULTURAL RECEIVABLES" means Receivables owing by Obligors that are engaged in the agricultural industry and which are required by the related Contract to be paid in full within no more than 180 days of the original billing date under the Contract.

"ALTERNATE RATE" means, for any Settlement Period for any Portion of Capital being funded otherwise than through the issuance of Notes, an interest rate per annum equal to the BA Rate for such Settlement Period plus 1.25%, PROVIDED, HOWEVER, that in the case of:

     (a) any Settlement Period on or prior to the first day on which the Administrator shall have been notified by the Issuer or a Purchaser that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for the Issuer or such Purchaser to fund any Portion of Capital (based on the BA Rate) set forth above (and the Issuer or such Purchaser shall not have subsequently notified the Administrator that such circumstances no longer exist),

     (b)     any Settlement Period of less than one month, or

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                                      - 2 -

     (c) any Settlement Period relating to any Portion of Capital which is less than $250,000,

the "ALTERNATE RATE" for each such Settlement Period and each Portion of Capital shall be an interest rate per annum equal to the Prime Rate in effect on each day of such Settlement Period.

"ASSIGNMENT" has the meaning specified in SECTION 1.10.

"AVERAGE MATURITY" means at any time that period of days equal to the product of
(i) the number of days in the three immediately preceding Collection Periods, and (ii) a fraction, the numerator of which is equal to the aggregate Outstanding Balance of the Receivables as of the Cut-Off Date for the immediately preceding Collection Period, and the denominator equal to the aggregate amount payable pursuant to invoices giving rise to Receivables that were generated by the Seller during the three immediately preceding Collection Periods, all as calculated by the Servicer in the then most recent Portfolio Report.

"BA RATE" means, for any Settlement Period and any Portion of Capital, a rate per annum equal to the discount rate (expressed as a percentage calculated on the basis of a year of 365 or 366 days, as the case may be) equal to the CDOR Rate at 10:00 A.M. (Toronto time) on the first day of such Settlement Period. The Administrator shall advise the Seller, either in writing or verbally, by 11:00 A.M. (Toronto time) on the first day of the Settlement Period as to the applicable BA Rate for such Settlement Period and Portion of Capital. Any rate or quotation to be calculated hereunder shall be rounded, if necessary, to the nearest 1/100 of one per cent (.01%), with five one thousandths of a percentage point rounded upwards. All dollar amounts used or resulting from any calculation based on the BA Rate will be rounded to the nearest cent (with one-half of one cent rounded upwards).

 "BUSINESS DAY" means any day, other than a Saturday, Sunday or public holiday, on which Scotiabank is open for business in Toronto, Ontario.

"CANADIAN DOLLARS" or "$" means the lawful currency of Canada.

"CAPITAL" means, at any time, the aggregate Cash Purchase Price paid to the Seller by the Issuer prior to such time, or such amount divided or combined in accordance with SECTION 1.7, in each case reduced from time to time by Collections or other amounts (i) deposited to the Administration Account pursuant to SECTION 1.4(b)(iii) or (ii) distributed and applied on account of such Capital pursuant to SECTION 1.4(d); PROVIDED, HOWEVER that if such Capital shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Capital shall be increased by the amount of such rescinded or returned distribution, as though it had not been made.

"CASH PURCHASE PRICE" means each amount paid to the Seller by the Issuer in respect of the purchase price of the Purchased Interest pursuant to SECTION 1.2(a) and SECTION 1.2(b) of the Agreement.

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                                      - 3 -

"CDOR RATE" means that annual rate of interest equal to the average "BA 1 Month" interest rates for Canadian dollar denominated bankers' acceptances displayed and identified as such on the "Reuters Screen CDOR Page" (as defined in the International Swap and Derivatives Association, Inc. definitions, as modified and amended from time to time) as of 10:00 A.M. Toronto, Ontario local time on any particular day and, if such day is not a Business Day, then on the immediately preceding Business Day (as adjusted by the Administrator after 10:00 A.M. Toronto, Ontario local time to reflect any error in a posted rate of interest or in the posted average annual rate of interest). If such rates are not available on the Reuters Screen CDOR Page on any particular day, then the CDOR Rate on that day shall be calculated as the arithmetic mean of the 30 day rates applicable to Canadian dollar denominated banker's acceptances quoted by four major Canadian Schedule I chartered banks as of 10:00 A.M. Toronto, Ontario local time on such day, or if such day is not a Business Day, then on the immediately preceding Business Day. The four major Canadian Schedule I chartered banks shall, unless the Seller and the Issuer otherwise agree, be The Bank of Nova Scotia, The Toronto-Dominion Bank, Royal Bank of Canada and Canadian Imperial Bank of Commerce. The arithmetic average of any rates or quotations to be calculated hereunder shall be rounded, if necessary, to the nearest 1/100 of one per cent (.01%), with five one thousandths of a percentage point rounded upwards. All dollar amounts used in or resulting from any calculation based on the CDOR Rate will be rounded to the nearest cent (with one-half of one cent rounded upwards).

"COLLECTION DELAY PERIOD" means, prior to the occurrence of a Termination Event, zero and, on or after the occurrence of a Termination Event, such number of days (not exceeding thirty days) as the Administrator may from time to time select upon notice to the Seller.

"COLLECTION PERIOD" means a calendar month and, on or after the Termination Date, shall mean such period (including without limitation a period of one day) as shall be selected from time to time by the Administrator.

"COLLECTIONS" means, with respect to any Purchased Receivable, (a) all funds which are received by the Seller or the Servicer in payment of any amounts owed in respect of such Receivable (including, without limitation, purchase price, finance charges, interest and all other charges), or applied to amounts owed in respect of such Receivable (including, without limitation, insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the related Obligor or any other Person directly or indirectly liable for the payment of such Purchased Receivable and available to be applied thereon), (b) all Deemed Collections, (c) all amounts paid or deemed paid by the Seller to the Issuer pursuant to SECTION 1.4(e)(v), and (d) all other proceeds of such Receivable (including any Option Price paid to the Issuer or any other proceeds of sale or other disposition thereof by the Issuer).

"CONCENTRATION LIMIT" means, for an Obligor at any time:

     (a)     an amount equal to 12.5% of the Capital at such time provided that
             (i) the long term or short term public senior debt securities of the Obligor ("the Obligor's debt securities") have been assigned a credit rating by the Rating Agency that is greater than or equal to AA or the equivalent, or (ii) if the Obligor's debt securities are not rated by the Rating Agency, the Obligor's debt securities have been assigned a credit rating greater than or equal to AA or the equivalent by each NRSO (as defined below) that then rates the Obligor's debt securities;

     (b)     an amount equal to 8.33% of the Capital at such time provided that
             (i) the Obligor's debt securities have been assigned a credit rating by the Rating Agency that is greater than or equal to A or the equivalent but less than AA or the equivalent, or (ii) if the Obligor's debt securities are not rated by the Rating Agency, the Obligor's debt securities have been assigned a credit rating greater than or equal to A or the equivalent but less than AA or the equivalent by each NRSO (as defined below) that then rates the Obligor's debt securities; and

     (c)     an amount equal to 6.25% of the Capital at such time provided that
             (i) the Obligor's debt securities have been assigned a credit rating by the Rating Agency that is greater than or equal to BBB or the equivalent but less than A- or the equivalent, or (ii) if the Obligor's debt securities are not rated by the Rating Agency, the Obligor's debt securities have been assigned a credit rating greater than or equal to BBB or the equivalent but less than A or the equivalent by each NRSO (as defined below) that then rates the Obligor's debt securities; and

     (d) in any other case, an amount equal to 4.17% of the Capital at such time;

PROVIDED, HOWEVER, that (i) notwithstanding the foregoing, so long as Molson Inc.'s debt securities have been assigned a credit rating by the Rating Agency that is greater than or equal to A or the equivalent, the Concentration Limit for Molson Canada shall be an amount equal to 12.5% of the Capital, (ii) any Concentration Limit for any Obligor may from time to time be changed by the Issuer with the approval or at the request of the Rating Agency upon five Business Days' notice to the Seller, and (iii) in the case of an Obligor and any Affiliated Obligors, the Concentration Limit shall be calculated as if such Obligor and such one or more Affiliated Obligors were one Obligor. For the purposes of this definition, "NRSO" means each of DBRS, Moody's and S&P.

"CONFIDENTIAL INFORMATION" has the meaning set forth in SECTION 5.6.

"CONTRACT" means, with respect to any Receivable, any and all contracts, understandings, instruments, agreements, invoices, invoice summaries or other writings pursuant to which such Receivable arises or which evidences such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable.

"CP RATE" means, for any Settlement Period and any Portion of Capital, to the extent the Issuer funds such Portion of Capital for such Settlement Period by issuing Notes, a rate per annum (expressed as a percentage and an interest yield equivalent and calculated on the basis of a 365-day year and the actual days elapsed) equal to the weighted average of the interest rates or discount rates (converted to interest bearing equivalent rates per annum) for the Notes of the Issuer outstanding during such Settlement Period, in each case, rounded to the nearest one hundredth of one percent (with 0.005 per cent being rounded upward).

"CREDIT AND COLLECTION POLICY" means those receivables credit and collection policies and practices of the Seller in effect on the date of the Agreement and described in SCHEDULE I hereto, as modified in compliance with the Agreement.

"CUT-OFF DATE" means the close of business on the last day of a Collection
Period.

"DBRS" means Dominion Bond Rating Service Limited and any successor thereto which is a nationally recognised statistical rating organisation.

"DEBT" means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (v) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of kinds referred to in CLAUSES (i) through (iv) above.

"DEEMED COLLECTIONS" means those amounts deemed to have been received as Collections by the Seller pursuant to SUBSECTIONS 1.4(e)(i) AND (ii).

"DEFAULT RATIO" means, as calculated in the Portfolio Report as of the Cut-Off Date for any Collection Period, a fraction (expressed as a percentage) having
(a) a numerator which is equal to (i) the aggregate Outstanding Balance of Receivables that became Defaulted Receivables during such Collection Period, minus (ii) the aggregate amount of recoveries or Collections during such Collection Period of or in respect of the Outstanding Balance of Receivables that became Defaulted Receivables during any prior Collection Period, and (b) a denominator which is the aggregate amount payable pursuant to invoices giving rise to Receivables that were generated by the Seller during the Collection Period ended on such Cut-Off Date.

"DEFAULTED RECEIVABLE" means a Receivable:

     (a) to which any payment, or part thereof, remains unpaid for at least 90 days from the original due date for such payment under the related Contract;

     (b) as to which the Obligor thereof or any other Person obligated thereon or owning any Related Security in respect thereof has become subject to an Insolvency Proceeding; or

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                                      - 6 -

     (c) which, consistent with the Credit and Collection Policy, would be written off the Seller's books as uncollectible.

"DEFERRED PURCHASE PRICE" has the meaning ascribed thereto in SECTION 1.2(d).

"DELINQUENCY RATIO" means, as calculated in the Portfolio Report as of the Cut-Off Date for the related Collection Period, a fraction (expressed as a percentage) having (a) a numerator which is the aggregate Outstanding Balance of all Receivables that were Delinquent Receivables on such Cut-Off Date and (b) a denominator which is the aggregate Outstanding Balance of all Receivables on such Cut-Off Date.

"DELINQUENT RECEIVABLE" means a Receivable:

     (a) as to which any payment, or part thereof, remains unpaid for at least 60 days from the original due date for such payment under the related Contract; or

     (b) which, consistent with the Credit and Collection Policy, the Seller would classify as delinquent.

"DILUTION" means, with respect to any Receivable, the aggregate reduction or adjustment in the paid or unpaid Outstanding Balance of such Receivable on account of disputes, set-offs, discounts, incorrect billings, credits, rebates, allowances, chargebacks, returned, repossessed or foreclosed goods, allowances for early payments, reductions due to foreign currency exchange or other such reductions or adjustments granted in the ordinary course of business that are unrelated to the inability of the Obligor of such Receivables to pay such Receivables.

"DILUTION COLLECTIONS" means, for any day or period on or after the Termination Date and any Purchased Receivables, an amount equal to the Dilution Reserve as of the close of business on the Business Day preceding the Termination Date multiplied by the fraction A/B where:

     A= the sum of (1) the Collections and (2) the aggregate Outstanding Balance of the Purchased Receivables which were written off as uncollectible, in each case, during such day or period, and

     B= the aggregate Outstanding Balance of the Purchased Receivables as of the close of business on the Business Day preceding the Termination Date.

"DILUTION PERCENTAGE" means, at any time, a percentage equal to the greater of
(a) 3.0%, and (b) the product of (i) 2.0 and (ii) as calculated in the most recent Portfolio Report as of the most recent Cut-Off Date (or the date of the initial purchase under SECTION 1.2(a), in the case of the initial Cut-Off-Date)
(w) at any time on or after the date of the initial purchase under SECTION 1.2(a), and prior to the Cut-Off Date for the third consecutive Collection Period following the date of the initial purchase under SECTION 1.2(a), the highest Dilution Ratio for the Cut-Off Date for any such Collection Period, (x) on the Cut-Off Date for the third consecutive Collection

Period following the date of the initial purchase under SECTION 1.2(a), the average of the Dilution Ratios for the three consecutive Collection Periods ending on such Cut-Off Date; (y) on or after the Cut-Off Date for the fourth consecutive Collection Period following the date of the initial purchase under
SECTION 1.2(a) and prior to the twelfth Cut-Off Date following such date of initial purchase, the highest average of the Dilution Ratios for the Cut-Off Dates for any three consecutive Collection Periods that occurred during such period, and (z) on or after the Cut-Off Date for the twelfth Collection Period following the date of the initial purchase under SECTION 1.2(a), the highest average of the Dilution Ratios for the Cut-Off Dates for any three consecutive Collection Periods during the preceding twelve consecutive Collection Periods.

"DILUTION RATIO" means, as calculated in each Portfolio Report as of the most recent Cut-Off Date, a fraction (expressed as a percentage) having (i) a numerator equal to the aggregate amount of Dilution on the Receivables during the Collection Period ending on the most recent Cut-Off Date, and (ii) a denominator equal to the aggregate amounts payable pursuant to invoices giving rise to Receivables that were generated by the Seller during the Collection Period ending on such most recent Cut-off Date.

"DILUTION RESERVE" means, for the Purchased Interest and at any time, an amount equal to the product of (a) the Dilution Percentage at such time and (b) the Capital at such time.

"DISCOUNT" means, for any Settlement Period, an amount (as adjusted pursuant to SECTION 4.6 of the Agreement) equal to:

                                DR X C X ED + TF
                                         ---
                                         365
     where:

            C   =  the daily weighted average Capital for such Settlement Period

            DR  =  the Discount Rate for such Settlement Period

            ED = the actual number of days during such Settlement Period (other than the related Settlement Date)

            TF = the Termination Fee, if any, for the Capital for such Settlement Period,

PROVIDED, that Discount for the Portion of Capital shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.

"DISCOUNT RATE" means, for any Settlement Period, an annual rate equal to the weighted average (based on the Portions of Capital being funded through the issuance of Notes and the Portions of Capital being funded otherwise than through the issuance of such Notes during such Settlement

Period and on the number of days each such Portion of Capital is outstanding during such Settlement Period and being so funded) of the CP Rate for such Settlement Period and the Alternate Rates for such Settlement Period.

"ELIGIBLE RECEIVABLE" means:

(i) at any time (A) on and after the Termination Date, and (B) for purposes of the definition or calculation of the "Net Receivables Pool Balance", each
     Receivable:

     (a) the Obligor of which is a resident of Canada or the United States of America, is not an Affiliate of the Seller, and is not a government or a governmental subdivision, crown corporation, authority, board, agency or other entity;

     (b) the Obligor of which is not subject to any Insolvency Proceeding, and is not an Excluded Obligor;

     (c) which is denominated and payable only in Canadian Dollars or in lawful currency of the United States of America;

     (d) which arises under a Contract and which (i) is required by the related Contract to be paid in full within 60 days of the original billing date under the Contract, or (ii) is an Agricultural Receivable;

     (e) other than a Receivable the Outstanding Balance of which, if added to the outstanding Balance of all Purchased Receivables, would result in the Outstanding Balance of all Purchased Receivables which are required by the related Contracts to be paid in full within more than 30 days of the original billing date under the related Contracts exceeding 30% of the Required Amount;

     (f)     which arises in the ordinary course of the Seller's business;

     (g)     which is not a Defaulted Receivable or a Delinquent Receivable;

     (h) (i) with respect to Specified Obligors, for which Delinquent Receivables of the related Specified Obligor do not exceed 25% of all such Specified Obligor's Receivables, and (ii) with respect to any Obligors other than Specified Obligors, for which Delinquent Receivables of the related Obligor do not exceed 10% of all such Obligor's Receivables;

     (i) other than a Receivable the Outstanding Balance of which, if added to the outstanding Balance of all Purchased Receivables, would result in (i) the aggregate Outstanding Balance of all Purchased Receivables owing by the same Obligor and by all Affiliated Obligors exceeding the Concentration Limit for such

             Obligor, (ii) the aggregate Outstanding Balance of all Purchased Receivables that are Agricultural Receivables owing by all Obligors and their Affiliated Obligors exceeding 5% of the Required Amount, or (iii) the aggregate Outstanding Balance of all Purchased Receivables denominated and payable in lawful currency of the United States of America exceeding 6% of the Required Amount;

     (j) which arises under a Contract which, together with the related Receivable, is in full force and effect and which is a legal, valid and binding obligation of the related Obligor, enforceable against such Obligor in accordance with its terms;

     (k) which complies with all applicable laws, rulings and regulations in effect;

     (l) which is not the subject of any asserted dispute, offset, hold back, defence or other claim by the Obligor;

     (m) which is not the subject of any Adverse Claim (other than any Adverse Claim created or granted by the Issuer) and which does not arise from the sale of inventory which is subject to any Adverse Claim (other than any Adverse Claim created or granted by the Issuer);

     (n)     which complies with the requirements of the Credit and Collection
             Policy;

     (o) which is not subject to any contingent performance requirements of the Seller unless such requirements are guaranteed or insured by third parties acceptable to the Administrator or the Rating Agency;

     (p) which does not require the consent of the related Obligor to be sold or assigned;

     (q) which has not been modified or restructured since its creation, except as permitted pursuant to SECTION 4.2 of the Agreement;

     (r) in which the Seller owns good and marketable title and which is freely assignable by the Seller;

     (s) for which the Issuer shall, upon such Receivable becoming a Purchased Receivable, have a valid and enforceable first priority perfected ownership interest together with the Related Security and Collections with respect thereto, in each case, free and clear of any Adverse Claim (other than any Adverse Claim created or granted by the Issuer);

     (t) for which the Seller has established no offset arrangements with the related Obligor; and

     (u) which constitutes (i) a claim under the Quebec Civil Code and (ii) an account or chattel paper as defined in the PPSA of Ontario which is not evidenced by an instrument, and

(ii) at any other time or for any other purpose, including without limitation for the purposes of SECTION 1.3(a), each Receivable:

     (a) the Obligor of which is a resident of Canada or of the United States of America, is not an Affiliate of the Seller, and is not a government or a governmental subdivision, crown corporation, authority, board, agency or other entity;

     (b) which is denominated and payable only in Canadian Dollars or in lawful currency of the United States of America;

     (c) which arises under a Contract and which (i) is required by the related Contract to be paid in full within 60 days of the original billing date under the Contract, or (ii) is an Agricultural Receivable;

     (d)     which arises in the ordinary course of the Seller's business;

     (e) which is not the subject of any Adverse Claim (other than any Adverse Claim created or granted by the Issuer) and which does not arise from the sale of inventory which is subject to any Adverse Claim (other than any Adverse Claim created or granted by the Issuer);

     (f) which does not require the consent of the related Obligor to be sold or assigned;

     (g) in which the Seller owns good and marketable title and which is freely assignable by the Seller; and

     (h) which constitutes (i) a claim under the Quebec Civil Code and (ii) an account or chattel paper as defined in the PPSA of Ontario which is not evidenced by an instrument.

"EXCLUDED OBLIGOR" means an Obligor, so designated in writing as such by the Administrator to the Seller, it being understood that from time to time the Administrator may revoke its designation of one or more Obligors as Excluded Obligors by written notice to the Seller.

"FACILITY LIMIT" means $70,000,000. References to the unused portion of the Facility Limit shall mean, at any time, the Facility Limit minus the then outstanding Capital under the Agreement.

"FACILITY TERMINATION DATE" means the earliest to occur of (a) March 31, 2009,
(b) the Purchase Termination Date, as defined in the Liquidity Agreement, and
(c) the date determined pursuant to SECTION 2.2.

"FINAL COLLECTION DATE" means the first Settlement Date following the Termination Date on which (a) the Purchased Interest has been collected, liquidated or written off as uncollectible or (b) the Capital, Discount and Servicing Fees with respect to the Purchased Interest, and any other amounts payable by the Seller to the Issuer, the Administrator or any other Indemnified Party or Affected Person have been paid in full.

"FINANCING STATEMENTS" means the Assignment and all financing statements, financing change statements, assignments and other documents necessary or desirable under any applicable PPSA to fully perfect, preserve, maintain, and protect the interest of the Issuer under the Agreement.

"GOVERNMENTAL AUTHORITY" means any nation or government, any province, state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any court, and any Person owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

"INDEMNIFIED AMOUNTS" has the meaning set forth in Section 3.1.

"INDEMNIFIED PARTY" has the meaning set forth in Section 3.1.

"INSOLVENCY PROCEEDING" means, with respect to a Person, any of the following:

     (a) (i) the commencement or filing of an application, petition, action, case or other proceeding (including a notice of intention to file a proposal) before any court or Governmental Authority, with or without the application or consent of such Person, under any applicable law (foreign or domestic) relating to bankruptcy, insolvency, receivership, reorganization, debt arrangement, dissolution, liquidation, winding up or composition or adjustment of it or its debts, (ii) the appointment of a trustee, receiver, manager, receiver and manager, custodian, liquidator, assignee, sequestrator or the like for such Person or any substantial part of its property or assets, or (iii) the granting of any similar relief with respect to such Person under any law (foreign or domestic) relating to bankruptcy, insolvency, receivership, reorganization, debt arrangement, dissolution, liquidation, winding up or composition or adjustment of it or its debts; or

     (b) a general assignment for the benefit of creditors, or becoming insolvent, or failing to, or admitting in writing its inability to, pay its debts generally as they become due; or

     (c) taking any corporate or other action to authorise any of the actions described in paragraphs (a) or (b) above.

"ISSUER" means Computershare Trust Company of Canada, in its capacity as trustee of King Street Funding Trust, and its successors and permitted assigns in such capacity.

"LEGAL COSTS" means all reasonable fees and disbursements of any law firm or other external counsel incurred by (i) the Issuer, the Administrator on its behalf or their respective Affiliates and agents in connection with this Agreement, or (ii) the Liquidity Agent, the Purchaser or their respective Affiliates and agents in connection with the Liquidity Agreement.

"LIQUIDITY AGENT" means Scotiabank in its capacity as liquidity agent pursuant to the Liquidity Agreement.

"LIQUIDITY AGREEMENT" means that certain Liquidity Asset Purchase Agreement dated as March 30, 2004 among The Bank of Nova Scotia, as Purchaser, The Bank of Nova Scotia, as Liquidity Agent, the Issuer and the Administrator, as amended, supplemented or otherwise modified from time to time.

"LOSS PERCENTAGE" means, at any time, the greater of (i) 25% and (ii) the percentage equal to the product of (x) 15.0, and (y) the Default Ratio at such time.

"LOSS RESERVE" means, for the Purchased Interest and any date, an amount equal to the product of the Loss Percentage for such date and the Capital of the Purchased Interest at the close of business on such date.

"MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of the Seller and its Subsidiaries taken as a whole, (b) the ability of the Seller or the Servicer (or any of its Sub-Servicers) to perform their respective obligations under the Agreement or any of the other Transaction Documents, or (c) the rights or remedies of the Issuer or the Administrator hereunder or thereunder.

"MOODY'S" means Moody's Investors Service, Inc. or any successor thereto.

"NET RECEIVABLES POOL BALANCE" means on any date of determination, the aggregate Outstanding Balance of the Eligible Receivables then included in the Purchased Interest determined on such date of determination in accordance with the procedures described in Section 1.3(b) as if the date of determination were the Termination Date; PROVIDED, HOWEVER that, subject to compliance with the provisions of SECTION 1.3(b), at any time on or after the Termination Date, the Net Receivables Pool Balance means the aggregate Outstanding Balance of the Purchased Receivables at such time.

"NEGATIVE CARRY AMOUNT" means, with respect to any Settlement Period and any reduction in any Portion of Capital pursuant to SECTION 1.4(b)(iii) or SECTION 1.4(f), the amount, if any, by which (i) the additional Discount which would have accrued during such Settlement Period on such Portion of Capital had no reduction in such Portion of Capital occurred pursuant to such Section from and including the date of deposit thereof to the Administration Account to and including the date of application thereof by the Issuer to the repayment of Notes over (ii) the income, if any, received or expected to be received by the Issuer from the Issuer investing the proceeds of such reduction in such Portion of Capital from and including the date of deposit thereof to the Administration Account to and including the final date of application thereof by the Issuer to the repayment of Notes, as determined by the Administrator, which determination shall be binding and conclusive for all purposes, absent manifest error (and which determination may be based on reasonable estimates of income to be earned by the Issuer from and after the date of any such deposit to the Administration Account).

"NOTES" means short-term promissory notes issued or to be issued by the Issuer to fund its investments in accounts receivable or other financial assets.

"OBLIGOR" means, with respect to any Receivable, the Person obligated to make payments pursuant to the Contract relating to such Receivable.

"OPTION PRICE" has the meaning set forth in SECTION 1.11(a).

"OUTSTANDING BALANCE" of any Receivable at any time means the then outstanding principal balance thereof.

"PARENT" means Stone Container Corporation.

"PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

"PORTFOLIO REPORT" means a report, in substantially the form of Annex C hereto, furnished by the Servicer to the Administrator pursuant to the Agreement.

"PORTION OF CAPITAL" has the meaning set forth in SECTION 1.7. In addition, at any time when the Capital is not divided into two or more portions, "Portion of Capital" means 100% of the Capital.

"PPSA" means (a) the personal property security legislation, as amended, supplemented or replaced from time to time, as in effect in each Province of Canada (other than Quebec), and (b) the Civil Code of Quebec, as amended, supplemented or replaced from time to time, as in effect in Quebec.

"PRIME RATE" means, for any day, the greater on such day of (i) the rate per annum designated by Scotiabank from time to time (and in effect on such day) as its prime rate for Canadian Dollar commercial loans made in Canada and (ii) a rate per annum equal to one-half of one percent (1/2%) plus the CDOR Rate from time to time (and in effect on such day), in each case, as advised by the Administrator to the Seller from time to time pursuant to the Agreement.

"PURCHASED INTEREST" means, at any time, an undivided one hundred percent ownership interest in (i) the Purchased Receivables at such time, (ii) all Related Security with respect to such Purchased Receivables, and (iii) all Collections with respect to, and other proceeds of, such Purchased Receivables and Related Security.

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                                     - 14 -

"PURCHASED RECEIVABLE" means, at any time, (a) each Receivable sold, assigned and transferred to the Issuer pursuant to SECTION 1.3(a) and (b) on and after the Termination Date and subject to compliance with the terms and conditions of
SECTION 1.3(b), any Receivable which, pursuant to the procedure described in
SECTION 1.3(b), is identified as a Purchased Receivable on or as of the Termination Date.

"PURCHASER" has the meaning set forth in SECTION 5.3(b).

"RATING AGENCY" means DBRS.

"RE-ASSIGNED PURCHASED INTEREST" has the meaning set forth in SECTION 1.11(b).

"RECEIVABLE" means any indebtedness and other obligations owed to the Seller by, or any right of the Seller to payment from or on behalf of, an Obligor, whether constituting an account, chattel paper, instrument or intangible, arising from, in connection with, or which are incidental to, the sale, manufacture and disposition of corrugated products including industrial, commercial and specialty packaging, and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto and any goods and services tax, harmonised sales tax or Quebec sales tax payable or exigible by or upon an Obligor or the transaction giving rise to such Receivable but excludes any other provincial sales tax so payable or exigible; and which indebtedness and other obligations are recorded on or included from time to time in the Trial Balances owned by the Seller and which are identified in Schedule III to the Agreement. Indebtedness and other obligations arising from any one transaction, including, without limitation, indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction.

"RECORDS" means all Contracts, invoices, books, records, shipping documents and other documents and information maintained with respect to the Purchased Receivables, the Purchased Interest and the related Obligors.

"RELATED SECURITY" means, with respect to any Receivable:

     (a) all of the Seller's interest in any goods (including returned goods), and documents of title evidencing the shipment or storage of any goods (including returned goods), relating to any sale giving rise to such Receivable; PROVIDED, HOWEVER that any returned, repossessed or foreclosed goods shall not constitute Related Security if the Seller pays to the Servicer the amount of the Dilution that gave rise to the returned goods or repurchases the Defaulted Receivable relating to such repossessed or foreclosed goods in accordance with the terms and provisions of the Agreement;

     (b) all other hypothecs, security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant

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                                     - 15 -

             to the Contract related to such Receivable or otherwise, together with all PPSA financing statements or other filings relating thereto;

     (c) all guarantees, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable whether pursuant to the Contract related to such Receivable or otherwise;

     (d)     all Records related to such Receivable; and

     (e)     all proceeds of the foregoing.

"REQUIRED AMOUNT" means, at any time, an amount equal to the sum at such time of the Capital, the Loss Reserve, the Dilution Reserve, the Yield Reserve and the Servicing Fee Reserve.

"SCOTIABANK" means The Bank of Nova Scotia and its successors and assigns.

"SERVICING FEE" shall mean the fee referred to in SECTION 4.5.

"SERVICING FEE PERCENTAGE" for the Purchased Interest at any time means the product (expressed as a percentage) of (x) the Servicing Fee Rate and (y) a fraction, the numerator of which is the sum of (x) four times the Average Maturity plus (y) the Collection Delay Period (each as in effect at such date) and the denominator of which is 365.

"SERVICING FEE RATE" means, prior to the Termination Date, 0.00% per annum and, on and after the Termination Date, 1.00% per annum.

"SERVICING FEE RESERVE" for the Purchased Interest at any time means an amount equal to the product of the Servicing Fee Percentage and the Capital at such time.

"SETTLEMENT DATE" means the last day of each Settlement Period.

"SETTLEMENT PERIOD" means, with respect to each Portion of Capital, initially the period commencing on the date of payment pursuant to SECTION 1.2(a) or
SECTION 1.2(b) on which such Portion of Capital is paid to the Seller in satisfaction of the related portion of the Cash Purchase Price of the Purchased Interest or, in the case of a Portion of Capital not funded with the proceeds of Notes, the date such Portion of Capital is created as contemplated by SECTION
1.7 and ending on the fifteenth (15th) day in the calendar month following the month in which such payment or creation occurs and thereafter each period commencing on the last day of the immediately preceding Settlement Period for such Portion of Capital and ending on the fifteenth (15th) day of the following calendar month; PROVIDED, that:

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                                     - 16 -

     (a) any Settlement Period (other than of one day) which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day;

     (b) the last day of a Settlement Period (other than of one day) for a Portion of Capital shall be the first day of the next Settlement Period for such Portion of Capital;

     (c) in the case of any Settlement Period of one day, (A) if the immediately preceding Settlement Period is more than one day, be the last day of such immediately preceding Settlement Period, and, if the immediately preceding Settlement Period is one day, be the day next following such immediately preceding Settlement Period; and (B) if such Settlement Period occurs on a day immediately preceding a day which is not a Business Day, such Settlement Period shall be extended to the next succeeding Business Day;

     (d) in the case of any Settlement Period for any Portion of Capital which commences before the Termination Date and would otherwise end on a date occurring after the Termination Date, such Settlement Period shall end on such Termination Date and the duration of each Settlement Period which commences on or after the Termination Date shall be of such duration (including, without limitation, a period of one day) as shall be selected by the Administrator; and

     (e) the initial Settlement Period shall be the period commencing on the date of the initial payment pursuant to SECTION 1.2(a) and ending on May 15, 2004.

"S&P" means Standard & Poor's Ratings Group or any successor thereto.

"SPECIFIED OBLIGOR" means any of Altria Group Inc., 3M Canada Company, Dare Foods Limited, Hershey Canada Inc., Pepsi-Cola Canada Ltd., SC Johnson & Son Ltd. or Pfizer Canada Inc.

"SUBSIDIARY" means, with respect to any Person, any corporation of which shares having ordinary voting power to elect at least a majority of its board of directors (regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency) are beneficially owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

"SUPPORT AGREEMENT" means the support agreement dated March 30, 2004 between the Parent and the Issuer.

"TANGIBLE NET WORTH" means, at any time, the aggregate of the Seller's partners' equity at such time less any amount on account of goodwill or other similar intangible assets, all as determined in accordance with Canadian generally accepted accounting principles.

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                                     - 17 -

"TERMINATION DATE" means the earlier of (i) the Business Day which the Seller so designates by notice to the Administrator pursuant to SECTION 1.1 (b), (ii) the Business Day which the Issuer so designates by notice to the Servicer and the Seller at least 45 days in advance, and (iii) the Facility Termination Date.

"TERMINATION DAY" means (i) each day on which the conditions set forth in
SECTION 2 of EXHIBIT II are not satisfied and (ii) each day which occurs on or after the Termination Date.

"TERMINATION EVENT" has the meaning specified in EXHIBIT V.

"TERMINATION FEE" means, for any Settlement Period during which a Termination Day occurs, the amount, if any, by which (i) the additional Discount (calculated without taking into account any Termination Fee or any shortened duration of such Settlement Period pursuant to CLAUSE (d) of the definition thereof) which would have accrued during such Settlement Period on the related Portion of Capital had no reduction in such Capital occurred after the Termination Date, exceeds (ii) the income, if any, received by the Issuer from the Issuer investing the proceeds of all reductions in such Portion of Capital which occur after the Termination Date, as determined by the Administrator, which determination shall be binding and conclusive for all purposes, absent manifest error.

"TRANSACTION DOCUMENTS" means the Agreement, the Assignment, the Liquidity Agreement, the Support Agreement and all other certificates, instruments, Financing Statements, reports, notices, agreements and documents executed or delivered under or in connection with the Agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Agreement.

"TRIAL BALANCE" mean the Seller's accounts receivable trial balances described in SCHEDULE III as such Schedule may be amended, supplemented or replaced from time to time and "Trial Balance" shall mean each such accounts receivable trial balance (whether in the form of a computer printout, magnetic tape or disc or like device, and if contained on magnetic tape, disc or like device, shall include all software, programming manuals and such other material as may be necessary to access and interpret the information contained therein) listing Obligors, the Receivables owed by them, the aged Outstanding Balances of such Receivables and such other information as the Issuer may require.

"UNFINANCED INTEREST" means (a) at any time prior to the Termination Date, the excess, if any, of the aggregate Outstanding Balance of the Purchased Receivables over the Required Amount and (b) subject to compliance by the Seller and the Servicer with the provisions of SECTION 1.3(b), all Purchased Receivables existing as of the close of business on the Business Day immediately preceding the Termination Date which are not identified in accordance with the procedures described in SECTION 1.3(b), together with all Related Security with respect to such Receivables or, in the case of Related Security securing Eligible Receivables identified in accordance with the procedures described in
SECTION 1.3(b) in addition to such Receivables, a participation interest in all Related Security with respect to such Receivables to the extent necessary to enforce payment of, or realise upon the Related Security for, such Receivables, and all Collections with respect to, and other proceeds of, such Receivables and Related Security.

"YIELD RESERVE" for the Purchased Interest at any time means an amount equal to the product of (i) the Capital, (ii) the Prime Rate at such time plus 1.00% and
(iii) a fraction, the numerator of which is the sum of (x) two times the Average Maturity plus (y) the number of days in the Collection Delay Period, and the denominator of which is 365.

"OTHER TERMS". All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in the PPSA of Ontario, and not specifically defined herein, are used herein as defined in such PPSA. Unless the context otherwise requires and "including" (and with correlative meaning "include" and "includes") means including without limiting the generality of any description preceding such term.

                                   EXHIBIT II

                        CONDITIONS OF PURCHASES, PAYMENTS

1. CONDITIONS PRECEDENT TO INITIAL PURCHASE. The initial purchase from a Seller under the Agreement is subject to the conditions precedent that (i) the Notes shall be rated R-1 (high) by the Rating Agency on the date of such purchase, and the Rating Agency shall not have informed the Administrator that such purchase would result in the Rating Agency withdrawing or reducing such rating, and (ii) the Administrator shall have received on or before the date of such purchase the following, each in form and substance (including the date thereof) satisfactory to the
     Administrator:

     (a) Executed copies of this Agreement and the other Transaction Documents including, without limitation, a true and complete copy of the Credit and Collection Policy;

     (b) Certified copies of (i) the resolutions of the Board of Directors of the Seller authorising the execution, delivery, and performance by the Seller of the Agreement and the other Transaction Documents which it is a party, and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Agreement and the other Transaction Documents.

     (c) A certificate of the Secretary or Assistant Secretary of the Seller certifying the names and true signatures of the officers of the Seller authorised to sign the Agreement and the other Transaction Documents on behalf of such Seller. Until the Administrator receives a subsequent incumbency certificate from the Seller in form and substance satisfactory to the Administrator, the Administrator shall be entitled to rely on the last such certificate delivered to it by the Seller.

     (d) Acknowledgement or duplicate registration or verification copies of proper Assignments, Financing Statements and other similar documents or instruments, with registration particulars stamped thereon, naming the Seller as seller, assignor or debtor and the Issuer as purchaser, assignee or secured party, and duly filed on or before the date of such initial purchase under the PPSA of all jurisdictions (other than Quebec) that the Administrator may deem necessary or desirable in order to perfect the interests of the Issuer contemplated by the Agreement.

     (e) Executed copies of all financing statements, financing change statements, discharges and releases, if any, necessary to discharge or release all security interests and other rights or interests of any Person in the Purchased Interest previously granted by the Seller, together with copies of the relevant financing change statements or other discharge statements or releases with the registration particulars stamped thereon or other assurance satisfactory to the Issuer.

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                                      - 2 -

     (f) Completed PPSA search results, dated on or before the date of the initial purchase, listing the financing statements referred to in SUBSECTION (d) above and all other effective financing statements filed in the jurisdictions referred to in SUBSECTION (d) above that name each Seller as debtor, together with copies of such other financing statements (none of which shall cover any Receivables, Contracts or Related Security), showing no such liens on any of the Receivables, Contracts or Related Security.

     (g) Favourable opinions of counsel for the Seller, substantially in the form of Annex D hereto.

     (h) A report representing the performance of the Seller's portfolios of Receivables for the Collection Period prior to closing.

     (i) Evidence of payment by the Seller of all accrued and unpaid fees (including those contemplated by the letter agreement referred to in SECTION 1.5), costs and expenses to the extent then due and payable on the date thereof, together with Legal Costs of the Administrator to the extent invoiced prior to or on such date.

     (j) A letter agreement between the Seller and the Administrator contemplated by SECTION 1.5.

     (k) A certificate of status, of good standing or of compliance, as appropriate, with respect to the Seller issued by its jurisdiction of incorporation and by each jurisdiction where registrations have been, or are to be, effected in respect of the Issuer's ownership interest in the Purchased Receivables, the Contracts, the Related Security and Collections thereon or other proceeds thereof if licensing or registration by the Seller as an extra-provincial or foreign corporation in such jurisdiction is required as a condition precedent to (i) the effectiveness or enforceability of such interest or interests or (ii) the ability of the Seller to perform in all material respects its duties and obligations under this Agreement (including the duties and obligations of the Servicer, if applicable).

     (l) Such other approvals, opinions or documents as the Administrator or Purchasers may reasonably request.

2. CONDITIONS PRECEDENT TO ALL PURCHASE PRICE PAYMENTS. Each purchase price payment (including the initial Cash Purchase Price payment) shall be subject to the further conditions precedent that:

     (a) on the date of such purchase price payment the following statements shall be true (and acceptance of the portion of the purchase price payable by the Issuer to the Seller on such date shall be deemed a representation and warranty by the Seller that such statements are then true):

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                                      - 3 -

             (i) the representations and warranties contained in EXHIBIT III are true and correct on and as of the date of such purchase or payment as though made on and as of such date;

             (ii) no event has occurred and is continuing, or would result from such purchase or payment, that constitutes a Termination Event or that would constitute a Termination Event but for the requirement that notice be given or time elapse or both;

     (b) the Seller has delivered to the Administrator a Portfolio Report (setting forth Receivables activity and transaction compliance) dated as of the date of payment of such purchase price payment if such purchase results in a increase in Capital; and

     (c) the Purchasers or the Administrator shall have received such other approvals, opinions or documents as the Administrator or Purchasers may reasonably request.

                                   EXHIBIT III

                         REPRESENTATIONS AND WARRANTIES

The Seller represents and warrants as follows:

     (a) The Seller is a limited partnership the sole general partner of which is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect.

     (b) The execution, delivery and performance by the Seller of the Agreement and the other Transaction Documents to which it is a party (i) are within the Seller's powers, (ii) have been duly authorized by all necessary action, (iii) do not contravene or result in a default under or conflict with (1) the Seller's limited partnership agreement, constating documents or by-laws, (2) any law, rule or regulation applicable to the Seller, (3) any contractual restriction binding on or affecting the Seller or its property or (4) any order, writ, judgement, award, injunction or decree binding on or, to the knowledge of the Seller, affecting the Seller or its property, and (iv) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties. The Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by the Seller.

     (c) No authorisation or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery and performance by the Seller of the Agreement or any other Transaction Document to which it is a party.

     (d) Each of the Agreement and the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

     (e) The financial statements of Smurfit-MBI and its Subsidiaries as at December 31, 2003, and the related statements of income and retained earnings of Smurfit-MBI and its Subsidiaries for the fiscal year then ended, copies of which have been furnished to the Administrator, fairly present the financial condition of Smurfit-MBI and its Subsidiaries as at such date and the results of the operations of Smurfit-MBI and its subsidiaries for the period ended on such date, all in accordance with Canadian generally accepted accounting principles consistently applied, and since December 31, 2003, there has been no material adverse change in the business, operations, property or financial or other condition or operations of Smurfit-MBI and its Subsidiaries, taken as a whole, the ability of the Seller to perform its obligations under the Agreement or the other Transaction Documents or the collectibility of the Receivables, or which affects the legality, validity or enforceability of the Agreement or the other Transaction Documents.

     (f) There is no pending or, to the Seller's knowledge, threatened action or proceeding affecting the Seller or any of its Subsidiaries before any Governmental Authority or arbitrator which could reasonably be expected to have a Material Adverse Effect.

     (g) Immediately prior to the sale, transfer and assignment thereof to the Issuer, the Seller is the legal and beneficial owner of the Purchased Receivables and Related Security, free and clear of any Adverse Claim; upon the sale, transfer and assignment of the Purchased Interest to the Issuer pursuant to SECTION 1.3(a), the Issuer shall acquire a valid and enforceable first priority perfected ownership interest in each Purchased Receivable then existing or thereafter arising and in the Related Security and Collections and other proceeds, with respect thereto, free and clear of any Adverse Claim. No effective financing statement or other instrument similar in effect covering any Purchased Receivable or the Related Security or Collections with respect thereto is on file in any recording office, except those filed in favour of the Issuer relating to the Agreement.

     (h) Each Portfolio Report (if prepared by the Seller or one of its Affiliates, or to the extent that information contained therein is supplied by the Seller or an Affiliate), information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by or on behalf of the Seller to the Administrator in connection with the Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Administrator at such time) as of the date so furnished, and no such item contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading in any material respect.

     (i) The chief or principal place of business and chief executive office (as such terms are used in the PPSA) of the Seller and the office where the Seller keeps its records concerning the Receivables are located at the address referred to in Schedule II.

     (j) The Seller is not in violation of any order of any court, arbitrator or Governmental Authority which could reasonably be expected to have a Material Adverse Effect.

     (k) Each Purchased Receivable included as an Eligible Receivable in the calculation of the Net Receivables Pool Balance is an Eligible Receivable and each Purchased Receivable is or will be, as of the date of its transfer to the Issuer pursuant to SECTION 1.3(a), an Eligible Receivable:

             (i) which complies with the requirements of the Credit and Collection Policy;

             (ii) which is not subject to any contingent performance requirements of the Seller unless such requirements are guaranteed or insured by third parties acceptable to the Administrator;

             (iii) which has not been modified or restructured since its creation, except as permitted pursuant to SECTION 4.2 of the Agreement; and

             (iv) for which the Seller has established no offset arrangements with the related Obligor.

     (l) No event has occurred and is continuing, or would result from a purchase or a purchase price payment or from the application of the proceeds therefrom, which constitutes a Termination Event.

     (m) The Seller has accounted for the sale of the Purchased Interest in its books and financial statements as a sale, consistent with generally accepted accounting principles.

     (n) The Seller has complied in all material respects with the Credit and Collection Policy with regard to each Receivable.

     (o) The Seller, as Servicer or otherwise, is in compliance with all of the terms, covenants and agreements contained in the Agreement and the other Transaction Documents and applicable to it.

     (p) The Seller's complete corporate name is set forth in the preamble to the Agreement, and the Seller does not use and has not during the last six years used any other corporate name, except as set forth on SCHEDULE II and except for names first used after the date of the Agreement and set forth in a notice delivered to the Administrator pursuant to PARAGRAPH 1(j)(v) of EXHIBIT IV.

     (q) All Obligors listed on each Trial Balance are and will be at all times listed in the order and manner specified therefor in SCHEDULE III.

     (r) No default has occurred and is continuing and no event has occurred which, but for the giving of notice or the lapse of time, or both, would constitute a default under any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument to which the Seller is a party and which default would result in a Material Adverse Effect.

The representations and warranties of the Seller made on the date of any payment of the purchase price of any Receivables hereunder shall survive the payment made on such date.

The Issuer represents and warrants to the Seller that:

     (a) the Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of Canada, and is duly qualified to do business and is in good standing in every jurisdiction where the nature of its business requires it to be so qualified, except where the failure to so qualify would not have a material adverse effect on its business, condition or operations;

     (b) the execution, delivery and performance by the Issuer of this Agreement and the other Transaction Documents are within the Issuer's corporate powers and the powers granted to the Issuer pursuant to the Transaction Documents, have been duly authorized by all necessary corporate action, and do not contravene (A) the Issuer's charter or by-laws, (B) any law, rule or regulation applicable to the Issuer, (C) any contractual restriction binding on the Issuer or its property or the Trust or the property of the Trust or, to the best knowledge of the Issuer, affecting the Issuer or its property or the Trust or the property of the Trust or (D) any order, writ, judgment award, injunction or decree binding on the Issuer or its property or the Trust or the property of the Trust or, to the best knowledge of the Issuer, affecting the Issuer or its property or the Trust or the property of the Trust ;

     (c) there is no pending or, to the best knowledge of the Issuer, threatened action or proceeding affecting the Issuer before any court, governmental agency or arbitrator which would materially adversely affect the financial condition or operations of the Issuer or the ability of the Issuer to perform its obligations under this Agreement or the other Transaction Documents, or which purports to affect the legality, validity or enforceability of this Agreement or the other Transaction Documents;

     (d) this Agreement has been duly executed and delivered on behalf of the Issuer; and

     (e) this Agreement constitutes a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

                                   EXHIBIT IV

                                    COVENANTS

1.   COVENANTS OF THE SELLER. Until the Final Collection Date:

     (a) COMPLIANCE WITH LAWS, ETC. The Seller shall comply in all material respects with all applicable laws, rules, regulations and orders, and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges except to the extent that the failure so to comply with such laws, rules, regulations or orders or the failure so to preserve and maintain such existence, rights, franchises, qualifications or privileges would not reasonably be expected to have a Material Adverse Effect.

     (b) OFFICES, RECORDS AND BOOKS OF ACCOUNT, ETC. The Seller (i) shall keep its chief or principal place of business and chief executive office (as such terms are used in the PPSA) and the office where it keeps its records concerning the Receivables at the address of the Seller set forth in Schedule II or, upon at least 30 days' prior written notice of a proposed change to the Administrator, at any other locations in jurisdictions where all actions reasonably requested by the Administrator to protect and perfect the interest of the Issuer in the Purchased Interest have been taken and completed and (ii) shall provide the Administrator with at least 30 days' written notice prior to making any change in the Seller's name or making any other change in the Seller's identity or corporate structure (including a merger) which could render any PPSA Financing Statement filed in connection with this Agreement ineffective to perfect, preserve or protect the interests of the Issuer under this Agreement or the Assignment; each notice to the Administrator pursuant to this sentence shall set forth the applicable change and the effective date thereof. The Seller also will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records, computer tapes and disks and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each Purchased Receivable and all Collections of and adjustments to each existing Receivable).

     (c) PERFORMANCE AND COMPLIANCE WITH CONTRACTS AND CREDIT AND COLLECTION POLICY. The Seller shall, at its expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract.

     (d) OWNERSHIP INTEREST, ETC. The Seller shall, at its expense, take all action necessary or desirable to establish and maintain a valid and enforceable first priority perfected ownership interest in the Purchased Interest, free and clear of any Adverse Claim (other than an Adverse Claim created or granted by the Issuer), in favour of the Issuer, including, without limitation, executing, delivering and registering all Financing Statements and taking such other action to perfect, protect or more fully evidence the interest of the Issuer under the Agreement as the Issuer, through the Administrator, may reasonably request.

     (e) SALES, LIENS, ETC. The Seller shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim (other than any Adverse Claim created or granted by the Issuer) upon or with respect to, any or all of its right, title or interest in, to or under any Receivable, Related Security or Collections or proceeds thereof (including without limitation upon or with respect to any account to which any Collections of any Receivables are sent), or assign any right to receive income in respect of any items contemplated by this PARAGRAPH (e).

     (f) EXTENSION OR AMENDMENT OF RECEIVABLES. Except as provided in the Agreement, the Seller shall not extend the maturity or adjust the Outstanding Balance or otherwise modify the terms of any Purchased Receivable, or amend, modify or waive any term or condition of any related Contract.

     (g) CHANGE IN BUSINESS OR CREDIT AND COLLECTION POLICY. The Seller shall not make any material change in the character of its business or in the Credit and Collection Policy, or any change in the Credit and Collection Policy that would adversely affect the collectibility of the Purchased Receivables or the enforceability of any related Contract or the ability of the Seller to perform its obligations under any related Contract or under the Agreement without the prior written consent of the Administrator, which consent shall not be unreasonably withheld.

     (h) AUDITS. The Seller shall during regular business hours upon reasonable prior notice from the Administrator, permit the Administrator, or its agents or representatives, acting reasonably,
             (i) to examine and make copies of and abstracts from all books, Records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Seller relating to Receivables and the Related Security, including, without limitation, the related Contracts, (ii) to visit the offices and properties of the Seller for the purpose of examining such materials described in clause (i) above, and (iii) to discuss matters relating to Receivables and the Related Security or the Seller's performance hereunder or under the Contracts with any of the officers, employees, agents or contractors of the Seller having knowledge of such matters in the context of any such audit or examination. In addition, the Seller shall direct and require its auditors to assist the Issuer's auditors to the extent and in such manner as is required for the Issuer's auditors to report on the status of Purchased Interest hereunder. Any audit or examination conducted or performed under this SECTION (h) shall be at the expense of the Administrator; PROVIDED, HOWEVER, that (i) one such yearly audit or examination pursuant to this SECTION (h), or (ii) any additional audits or examinations pursuant to this SECTION (h) requested or required by any Person having a right to do so other than the Administrator to be conducted or performed, shall each be at the expense of the Seller.

     (i) MARKING OF RECORDS. At its expense, the Seller shall mark its master data processing records relating to Purchased Receivables, including with a legend, evidencing that the Purchased Receivables have been sold in accordance with the Agreement.

     (j) REPORTING REQUIREMENTS. The Seller will provide to the Administrator and the Rating Agency (in multiple copies, if requested by the Administrator or the Rating Agency) the following:

             (i) as soon as available and in any event within 60 days after the end of the first three quarters of each fiscal year of the Seller, balance sheet of the Seller as of the end of such quarter and consolidated statements of income and retained earnings of the Seller for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of the Seller;

             (ii) as soon as available and in any event within 120 days after the end of each fiscal year of the Seller, a copy of the consolidated balance sheet of and consolidated statements of income and retained earnings of the Seller and its Subsidiaries for such year reviewed by Ernst & Young LLP or other independent chartered accountants of the Seller;

             (iii) as soon as available and in any event not later than the second Business Day prior to each Settlement Date (or, on or after the Termination Date upon written notice from the Servicer to the Administrator, not later than the Business Day following such Settlement Date), a Portfolio Report as of the Cut-Off Date for the Collection Period ended immediately prior to such Settlement Date and, if requested by the Administrator, an ageing report for the Purchased Receivables as of the Cut-Off Date for such Collection Period;

             (iv) as soon as possible and in any event within five days after the occurrence of each Termination Event or each event which, with the giving of notice or lapse of time, or both, would constitute a Termination Event, a statement of the chief financial officer of the Seller setting forth details of such Termination Event or event and the action that the Seller has taken and proposes to take with respect thereto;

             (v) at least thirty days prior to any change in the Seller's name or any other change requiring the amendment of PPSA Financing Statements, a notice setting forth such changes and the effective date thereof;

             (vi) such other information respecting the Receivables or the condition or operations, financial or otherwise, of the Seller or any of its Affiliates as the Administrator or the Rating Agency may from time to time reasonably request;

             (vii) promptly after the Seller obtains knowledge thereof, notice of any litigation, investigation or proceeding which may exist at any time between the Seller and any Person which, if not cured or if adversely determined, as the case may be, would have a Material Adverse Effect; and

             (viii) promptly after the occurrence thereof, notice of a Material
                    Adverse Effect.

     (k) SELLER TO PAY TAXES. The Seller shall (i) make all payments to all applicable Governmental Authorities or others where the failure to make such payments would give rise to a statutory lien or deemed trust having priority over the Issuer's interest in the Purchased Interest and (ii) remit to the appropriate taxation authority, as and when required by applicable law, the amounts of federal or provincial goods and services or sales taxes exigible from the Obligors upon the creation of the Receivables and which form part of the Outstanding Balances of the Receivables.

     (l) CREATION OF TRIAL BALANCE. If at any time the Seller (or the Servicer) fails or otherwise ceases to identify the Purchased Receivables in accordance with SECTION 1.3(b) or a request from the Issuer pursuant to PARAGRAPH 2(d) of this EXHIBIT IV or fails to generate the Trial Balance, the Administrator shall have the right (but not the obligation) to reconstruct the Trial Balance in order to identify the Purchased Receivables in accordance with the procedure described in SECTION 1.3(b), which identification by the Administrator shall be conclusive and binding absent manifest error. The Seller agrees to cooperate with such reconstruction, including, without limitation, the delivery to the Administrator, upon its request, of copies of all Records. The Seller shall reimburse the Administrative Agent for all costs and expenses incurred by it or paid by it to other Persons in connection with any such reconstruction or identification.

     (m) NO MODIFICATION OF TRIAL BALANCE. The Seller shall not amend, modify or alter the ordering or listing of the Obligors in the Trial Balance if, as a result thereof, the

             Servicer, the Seller or the Administrator would be unable to identify the Purchased Receivables in accordance with the terms and provisions of the Agreement.

     (n) IDENTIFICATION OF PURCHASED RECEIVABLES. The Seller shall notify the Administrator and the Servicer of any change in or modifications to, computer, automation or other operating systems (in respect of hardware or software) used to provide the Servicer's services or to make any calculation or reports under this Agreement or in connection with servicing the Purchased Receivables, recreating records with respect to or identifying the Purchased Receivables which would have a Material Adverse Effect.

     (o) SUCCESSOR SERVICER. The Seller agrees to co-operate in the transfer of all records, software and any and all other documents in both written and computer readable form to any successor Servicer.

     (p) MINIMUM UNFINANCED INTEREST. The Seller shall not permit the Unfinanced Interest to be less than 5% of the Capital.

2.   COVENANTS OF THE SERVICER. Until the Final Collection Date:

     (a) PORTFOLIO REPORTS. The Servicer shall ensure that each Portfolio Report and any other information furnished or to be furnished at any time by or on behalf of the Servicer to the Administrator or the Issuer in connection with the Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Administrator at such time) as of the date so furnished, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading in any material respect.

     (b) MAINTENANCE OF SYSTEMS. The Servicer shall maintain systems, procedures and records (including software and back-up system, procedures and records) sufficient to permit daily identification or determination of the Purchased Receivables, Collections thereon, Dilutions and credit losses in respect thereof

     (c) POSTING OF RECEIVABLES AND COLLECTIONS. The Servicer shall apply all Collections to the applicable Receivables and modify the Trial Balances to reflect such Collections, in each case as promptly as practicable, but in any event not later than 2 Business Days following receipt thereof by the Servicer, and accurately post all new Receivables on the Trial Balances as promptly as practicable, but in any event not before an invoice in respect of such Receivable has been issued and not later than 2 Business Days after such Receivable is generated.

     (d) RECEIVABLES LISTS. From time to time, promptly following a request by the Administrator, and in any event within ten Business Days following such request or within six Business Days following the Termination Date, the Servicer shall deliver to the Administrator
             (i) a listing (on magnetic tape or disc) by Obligor of all Purchased Receivables as at the day specified in such request or as at the Seller's close of business on the day immediately preceding the Termination Date, as the case may be, (ii) a copy of the Trial Balances as at such day, and (iii) such Records as the Administrator may reasonably require to verify such list of Purchased Receivables and the Trial Balance.

     (e) COMPLIANCE WITH LAWS, ETC. The Servicer shall comply with any applicable law, rule or regulation with respect to any Purchased Receivable or the related Contract except to the extent that the failure so to comply with such laws, rules or regulations would not reasonably be expected to have a Material Adverse Effect.

     (f) COMMINGLING. The Servicer shall not commingle the Collections of or with respect to the Purchased Interest at any time with other funds except as permitted pursuant to this Agreement.

     (g) SUCCESSOR SERVICER. The Servicer agrees to co-operate in the transfer of all records, software and any and all other documents in both written and computer readable form to any successor Servicer.

                                    EXHIBIT V

                               TERMINATION EVENTS

     Each of the following shall be a "Termination Event":

     (a) the Seller or the Servicer (if Smurfit-MBI) shall fail to make any payment or deposit to be made by it under the Agreement when due and such failure shall continue for three Business Days; or

     (b) any representation or warranty made or deemed made by the Seller or the Servicer (or any of their respective officers) under or in connection with the Agreement or any written information or report delivered by the Seller or the Servicer pursuant to the Agreement or the other Transaction Documents shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered and such breach of representation or warranty, if capable of being rectified, is not rectified within six Business Days of the date the Seller or the Servicer first becomes aware of such breach; or

     (c) the Seller or the Servicer (if Smurfit-MBI) shall fail to perform or observe any material term, covenant or agreement contained in the Agreement or any other Transaction Document on its part to be performed or observed (other than as specified in CLAUSE (a) above) and any such failure shall remain unremedied for 10 days after the Seller becomes aware of such failure (or, with respect to a failure to deliver any Portfolio Report pursuant to the Agreement, such failure shall remain unremedied for five days after such Portfolio Report was due); or

     (d) the Seller shall fail to pay any principal of or premium or interest on any of its Debt which is outstanding in a principal amount of at least $10,000,000 (or the United States dollar equivalent thereof) in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement, mortgage, indenture or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement, mortgage, indenture or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement, mortgage, indenture or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to repay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

     (e) the Agreement or any purchase pursuant to the Agreement shall for any reason (other than pursuant to the terms hereof) cease to create, or the Purchased Interest shall for any reason cease to be, a valid and enforceable perfected ownership interest to the extent of the Purchased Interest in each Purchased Receivable and the Related Security and Collections and other proceeds with respect thereto, free and clear of any Adverse Claim (other than any Adverse Claims created or granted by the Issuer); or

     (f) either the Seller or the Parent shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding or notice of intention to file a proceeding or proposal shall be instituted by or against either the Seller or the Parent seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or either the Seller or the Parent shall take any corporate action to authorise any of the actions set forth above in this PARAGRAPH (f); or

     (g) the aggregate Outstanding Balance of the Purchased Receivables shall at any time be less than the Required Amount or the Net Receivables Pool Balance shall at any time be less than the Required Amount, in either case for a period of six consecutive Business Days or more; or

     (h) as of the Cut-Off Date for any Collection Period, the Default Ratio shall exceed 2.0%; or

     (i) as of the Cut-Off Date for any Collection Period, the Delinquency Ratio shall exceed 5.0%; or

     (j)     the Average Maturity shall at any time exceed 60 days;

     (k) the Tangible Net Worth of the Seller shall be less than $50,000,000;

     (l) any representation or warranty made or deemed made by the Parent under the Support Agreement shall prove to have been incorrect or untrue in any material respect when made or deemed made and such breach of representation or warranty, if capable of being rectified, is not rectified within six Business Days of the date the Parent first becomes aware of such breach; or

     (m) the Parent shall fail to perform or observe any material term, covenant or agreement contained in the Support Agreement on its part to be performed or observed and any such failure shall remain unremedied for 10 days after the Parent becomes aware of such failure.

                                   SCHEDULE I

                          CREDIT AND COLLECTION POLICY

                                   SCHEDULE II

                        LOCATIONS OF OFFICES AND RECORDS

2070 Hadwen Road
Mississauga, Ontario
L5K 2C9

                                  SCHEDULE III

                              FORM OF TRIAL BALANCE

                                   SCHEDULE IV

                             TRIAL BALANCE SEQUENCE

The Eligible Receivables which shall constitute Purchased Receivables on and as of the Termination Date shall be identified by proceeding through the Eligible Receivables, in the following order, until the Outstanding Balance of Purchased Receivables equals the Required Purchase Amount:

     (i) first, through the Eligible Receivables for which the Obligors are residents of Canada, in descending order (highest to lowest) by aggregate Outstanding Balance of such Eligible Receivables, and

     (ii) second, through the Eligible Receivables for which the Obligors are residents of the United States of America, in descending order (highest to lowest) by aggregate Outstanding Balance of such Eligible Receivables.

                                     ANNEX A

                               FORM OF ASSIGNMENT

             THIS INDENTURE made in duplicate as of the 30th day of March, 2004.

BETWEEN:

             MBI LIMITED/LIMITEE in its capacity as General Partner of SMURFIT-MBI, an Ontario limited partnership, having its chief executive office and chief place of business at 2070 Hadwen Road, Mississauga, Ontario L5K 2C9,

             (hereinafter called the "Seller")

                                     - and -

             COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada and having its chief place of business in Ontario at 44 King Street West, Toronto, Ontario, in its capacity as trustee of King Street Funding Trust,

             (hereinafter called the "Purchaser")

     WHEREAS the Seller is the legal and beneficial owner of Receivables;

     AND WHEREAS the Seller, Scotia Capital Inc. and the Purchaser are parties to a receivables purchase agreement dated as of March 30, 2004 (as modified, amended or supplemented from time to time, the "RECEIVABLES PURCHASE AGREEMENT");

     AND WHEREAS, pursuant to and on the terms and conditions of the Receivables Purchase Agreement, the Seller has agreed to transfer and assign to the Purchaser all of the Seller's Eligible Receivables (as defined below), present or future;

     NOW THEREFORE THIS INDENTURE WITNESSETH that in consideration of the sum of One Dollar ($1.00) of lawful money of Canada now paid by the Purchaser to the Seller and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) the Seller does hereby sell, assign, transfer and convey to the Purchaser absolutely (and without recourse, except as otherwise provided in the Receivables Purchase Agreement) all of the Seller's right, title and interest in, to and under
     (i) all Eligible Receivables now existing and all Eligible Receivables created thereafter (collectively, the "PURCHASED RECEIVABLES"), (ii) all Related Security with respect to such Purchased Receivables, and (iii) all Collections with respect to, and other proceeds of, such Purchased Receivables and Related Security (collectively the "TRANSFERRED ASSETS").

     To have and to hold the Transferred Assets to the use of the Purchaser, its successors and assigns, forever.

COVENANTS AND AGREEMENTS

3. In this Assignment Agreement and the recitals hereto, all terms having initial capital or upper case letters shall have the respective meanings assigned thereto unless the context otherwise requires or unless otherwise defined herein and the following terms shall have the following meanings:

     "ADVERSE CLAIM" means any prior claim, hypothec, lien, security interest or other charge or encumbrance, or any other type of preferential arrangement.

     "AFFILIATE" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person.

     "AGRICULTURAL RECEIVABLES" means Receivables owing by Obligors that are engaged in the agricultural industry and which are required by the related Contract to be paid in full within no more than 180 days of the original billing date under the Contract.

     "COLLECTIONS" means, with respect to any Purchased Receivable, (a) all funds which are received by the Seller or the Servicer in payment of any amounts owed in respect of such Receivable (including, without limitation, purchase price, finance charges, interest and all other charges), or applied to amounts owed in respect of such Receivable (including, without limitation, insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the related Obligor or any other Person directly or indirectly liable for the payment of such Purchased Receivable and available to be applied thereon),
     (b) all Collections deemed to have been received by the Seller or the Servicer in respect thereof pursuant to the Receivables Purchase Agreement,
     (c) all amounts paid or deemed paid by the Seller to the Purchaser pursuant to the Receivables Purchase Agreement and (d) all other proceeds of such Receivable (including any proceeds of sale or other disposition thereof by the Purchaser).

     "CONTRACT" means, with respect to any Receivable, any and all contracts, understandings, instruments, agreements, invoices, invoice summaries or other writings pursuant to which such Receivable arises or which evidences such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable.

     "CREDIT AND COLLECTION POLICY" means those receivables credit and collection policies and practices of the Seller in effect on the date of the Agreement and described in SCHEDULE I of the Receivables Purchase Agreement, as modified in compliance with the Receivables Purchase Agreement.

     "DEFAULTED RECEIVABLE" means a Receivable:

     (a) as to which any payment, or part thereof, remains unpaid for at least 90 days from the original due date for such payment under the related Contract;

     (b) as to which the Obligor thereof or any other Person obligated thereon or owning any Related Security in respect thereof has become subject to an Insolvency Proceeding; or

     (c) which, consistent with the Credit and Collection Policy, would be written off the Seller's books as uncollectible.

     "DELINQUENT RECEIVABLE" means a Receivable:

     (a) as to which any payment, or part thereof, remains unpaid for at least 60 days from the original due date for such payment under the related Contract; or

     (b) which, consistent with the Credit and Collection Policy, the Seller would classify as delinquent.

     "DILUTION" means, with respect to any Receivable, the aggregate reduction or adjustment in the paid or unpaid outstanding balance of such Receivable on account of disputes, set-offs, discounts, incorrect billings, credits, rebates, allowances, chargebacks, returned, repossessed or foreclosed goods, allowances for early payments, foreign currency exchange reductions or other such reductions or adjustments granted in the ordinary course of business that are unrelated to the inability of the Obligor of such Receivables to pay such Receivables.

     "ELIGIBLE RECEIVABLE" means each Receivable:

     (a) the Obligor of which is a resident of Canada or the United States of America, is not an Affiliate of the Seller, and is not a government or a governmental subdivision, crown corporation, authority, board, agency or other entity;

     (b) which is denominated and payable only in Canadian Dollars or in lawful currency of the United States of America;

     (c) which arises under a Contract and which is (i) required by the related Contract to be paid in full within 60 days of the original billing date under the Contract, or (ii) is an Agricultural Receivable;

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                                      - 4 -

     (d)     which arises in the ordinary course of the Seller's business;

     (e) which is not the subject of any Adverse Claim (other than any Adverse Claim created or granted by the Purchaser) and which does not arise from the sale of inventory which is subject to any Adverse Claim (other than any Adverse Claim created or granted by the Purchaser);

     (f) which does not require the consent of the related Obligor to be sold or assigned;

     (g) in which the Seller owns good and marketable title and which is freely assignable by the Seller; and

     (h) which constitutes (i) a claim under the Quebec Civil Code and (ii) an account or chattel paper as defined in the PERSONAL PROPERTY SECURITY ACT (Ontario) which is not evidenced by an instrument.

     "GOVERNMENTAL AUTHORITY" means any nation or government, any province, state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any court, and any Person owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "INSOLVENCY PROCEEDING" means, with respect to a Person, any of the following:

     (a) (i) the commencement or filing of an application, petition, action, case or other proceeding (including a notice of intention to file a proposal) before any court or Governmental Authority, with or without the application or consent of such Person, under any applicable law (foreign or domestic) relating to bankruptcy, insolvency, receivership, reorganization, debt arrangement, dissolution, liquidation, winding up or composition or adjustment of it or its debts, (ii) the appointment of a trustee, receiver, manager, receiver and manager, custodian, liquidator, assignee, sequestrator or the like for such Person or any substantial part of its property or assets, or (iii) the granting of any similar relief with respect to such Person under any law (foreign or domestic) relating to bankruptcy, insolvency, receivership, reorganization, debt arrangement, dissolution, liquidation, winding up or composition or adjustment of it or its debts; or

     (b) a general assignment for the benefit of creditors, or becoming insolvent, or failing to, or admitting in writing its inability to, pay its debts generally as they become due; or

     (c) taking any corporate or other action to authorise any of the actions described in paragraphs (a) or (b) above.

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                                      - 5 -

     "OBLIGOR" means, with respect to any Receivable, the Person obligated to make payments pursuant to the Contract relating to such Receivable.

     "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

     "PPSA" means (a) the personal property security legislation, as amended, supplemented or replaced from time to time, as in effect in each Province of Canada (other than Quebec), and (b) the Civil Code of Quebec, as amended, supplemented or replaced from time to time, as in effect in Quebec.

     "RECEIVABLE" means any indebtedness and other obligations owed to the Seller by, or any right of the Seller to payment from or on behalf of, an Obligor, whether constituting an account, chattel paper, instrument or intangible, arising from, in connection with, or which are incidental to, the sale, manufacture and disposition of corrugated products including industrial, commercial and specialty packaging, and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto and any goods and services tax, harmonised sales tax or Quebec sales tax payable or exigible by or upon an Obligor or the transaction giving rise to such Receivable but excludes any other provincial sales tax so payable or exigible; and which indebtedness and other obligations are recorded on or included from time to time in the trial balances owned by the Seller and which are identified in Schedule III to the Receivables Purchase Agreement. Indebtedness and other obligations arising from any one transaction, including, without limitation, indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction.

     "RECORDS" means all Contracts, invoices, books, records, shipping documents and other documents and information maintained with respect to the Purchased Receivables, the other Transferred Assets and the related Obligors.

     "RELATED SECURITY" means, with respect to any Receivable:

     (a) all of the Seller's interest in any goods (including returned goods), and documents of title evidencing the shipment or storage of any goods (including returned goods), relating to any sale giving rise to such Receivable; PROVIDED, HOWEVER that any returned, repossessed or foreclosed goods shall not constitute Related Security if the Seller pays to the Servicer the amount of the Dilution that gave rise to the returned goods or repurchases the Defaulted Receivable relating to such repossessed or foreclosed goods in accordance with the terms and provisions of the Agreement;

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                                      - 6 -

     (b) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements or other filings relating thereto;

     (c) all guarantees, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable whether pursuant to the Contract related to such Receivable or otherwise;

     (d)     all Records related to such Receivable; and

     (e)     all proceeds of the foregoing.

     "SERVICER" means the Seller, in its capacity as servicer of the Purchased Receivables and other Transferred Assets under the Receivables Purchase Agreement, together with its successors and permitted assigns in such capacity.

4. This Assignment is executed and delivered by the Seller to the Purchaser pursuant to the Receivables Purchase Agreement.

5. This Assignment is made by the Seller to the Purchaser without any representation, warranty, covenant, agreement or recourse (express or implied) except as provided otherwise in the Receivables Purchase Agreement or herein.

6. The Seller agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Purchaser to more fully effect the purposes of this Agreement.

7. This Assignment Agreement shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

8. This Assignment shall be binding upon and shall enure to the benefit of the Seller and the Purchaser and their respective successors and assigns.

                            [Signature page follows]

IN WITNESS WHEREOF the Seller has executed this Assignment as of the date first written above.

                                     MBI LIMITED/LIMITEE,
                                     IN ITS CAPACITY AS GENERAL PARTNER OF
                                     SMURFIT-MBI


                                     By:
                                         ---------------------------------------
                                                   Authorized Officer


Accepted by:

COMPUTERSHARE TRUST COMPANY OF CANADA,
in its capacity as trustee of
King Street Funding Trust,
by its Administrator, Scotia Capital Inc.


By:  --------------------------------
     Authorized Officer

                                     ANNEX B

                      FORM OF PURCHASE PRICE PAYMENT NOTICE

TO: Computershare Trust Company of Canada in its capacity as trustee of King Street Funding Trust
          c/o Scotia Capital Inc.
          Scotia Plaza, 68th Floor
          40 King Street West
          P.O. Box 4085, Station "A"
          Toronto, ON  M5X 2X6
          Facsimile No.: (416) 945-4534

          This Purchase Price Payment Notice is delivered to you pursuant to
Section 1.2 of the receivables purchase agreement made as of March 30, 2004 (the "Receivables Purchase Agreement") between MBI Limited/Limitee, in its capacity as General Partner of Smurfit-MBI, as Seller, Computershare Trust Company of Canada, a trust company carrying on business in the Province of Ontario, in its capacity as trustee (in such capacity, together with its successors and permitted assigns in such capacity, the "Issuer") of King Street Funding Trust, a trust established under the laws of the Province of Ontario and Scotia Capital Inc., an Ontario Corporation as administrator of the Issuer.

          The Seller hereby gives notice to the Issuer and the Administrator that the Seller requests a Cash Purchase Price payment under the Receivables Purchase Agreement, all in accordance with the terms of Section 1.2 of the Receivables Purchase Agreement as follows:

Settlement Date [CLOSING DATE]:                                  *, 200-

Cash Purchase Price:                                  Cdn. $*

Required Amount
on the Settlement Date (after payment):               Cdn. $*

Net Receivables Pool Balance for Settlement Date      $*

Each of the undersigned certifies that as of the Settlement Date all conditions precedent contained in the Receivables Purchase Agreement to the payment of the Cash Purchase Price requested herein have been satisfied or complied with.

          DATED the * day of *, 200-.



                                         MBI LIMITED/LIMITEE, IN ITS CAPACITY AS
                                         GENERAL PARTNER OF SMURFIT-MBI, AN
                                         ONTARIO LIMITED PARTNERSHIP
                                         By:


                                             -----------------------------------
                                                    (Authorized Officer)


                                          By:
                                              ----------------------------------
                                                    (Authorized Officer)

                                     ANNEX C

                            FORM OF PORTFOLIO REPORT

                                     ANNEX D

                         FORM OF SELLER COUNSEL OPINIONS